SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Deluxe Corporation

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Deluxe Corporation 3680 Victoria Street N. Shoreview, MN 55126-2966 P.O. Box 64235 St. Paul, MN 55164-0235 www.deluxe.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 4, 2004

To the Shareholders of Deluxe Corporation:

        The 2004 annual meeting of shareholders will be held at the Deluxe Corporation headquarters located at 3680 Victoria Street North, Shoreview, Minnesota on Tuesday, May 4, 2004, at 2:00 p.m. Central Daylight Time for the following purposes:

1.	To elect nine directors to hold office until the 2005 annual meeting of shareholders.

2.	To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of Deluxe for the year ending December 31, 2004.

3.	To consider and act upon a proposal to approve the Deluxe Corporation 2004 Annual Incentive Plan so that Deluxe can treat payments under this plan as tax-deductible compensation for U.S. federal income tax purposes.

4.	To consider and act upon a proposal to approve amendments to the Deluxe Corporation 2000 Stock Incentive Plan. The amendments will not increase the aggregate number of shares currently authorized for issuance under the plan.

5.	To consider and act upon a shareholder proposal related to executive compensation (if properly presented at the meeting by the proposing shareholder).

6.	To take action on any other business that may properly come before the meeting and any adjournment thereof.

        Shareholders of record at the close of business on March 8, 2004 are entitled to vote at the meeting and at any adjournment thereof.

        Whether or not you expect to be present at the meeting, please complete, sign, date and return the enclosed proxy card as soon as possible or follow the instructions on the proxy card for voting via telephone or over the internet to ensure the presence of a quorum and save Deluxe further solicitation expense. For your convenience, a return envelope is enclosed that requires no postage if mailed in the United States. If you decide to attend the meeting and vote in person, you may withdraw your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Anthony C. Scarfone Secretary
March 19, 2004

DELUXE CORPORATION

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING	1
What is the purpose of the meeting?	1
How does the Board recommend that I vote?	2
Who is entitled to vote at the meeting?	2
How many shares must be present to hold the meeting?	2
What is the difference between a shareholder of record and a "street name" holder?	2
How do I vote my shares?	2
What does it mean if I receive more than one proxy card?	3
Can I vote my shares in person at the meeting?	3
What vote is required to elect directors and approve the proposals?	3
How are votes counted?	3
What if I do not specify how I want my shares voted?	4
Can I change my vote?	4
Who pays the cost of proxy preparation and solicitation?	4
STOCK OWNERSHIP AND REPORTING	4
Director and Executive Officer Ownership Guidelines	4
Security Ownership of Certain Beneficial Owners and Management	5
Section 16(a) Beneficial Ownership Reporting Compliance	7
ITEM 1: ELECTION OF DIRECTORS	7
BOARD STRUCTURE AND GOVERNANCE	11
Board Oversight and Director Independence	11
Meetings and Committees of the Board of Directors	11
Audit Committee	12
Compensation Committee	12
Corporate Governance Committee	13
Finance Committee	13
Corporate Governance Principles	13
Code of Ethics and Business Conduct	14
Board Composition and Qualifications	14
Director Selection Process	15
Lead Independent Director; Executive Sessions	15
Communications with Directors	16
Audit Committee Expertise; Complaint-Handling Procedures	16
Director Compensation	16
COMPENSATION OF EXECUTIVE OFFICERS	18
Compensation Committee Report on Executive Compensation	18
Summary Compensation Table	21
Stock Options	23
Deferred Compensation Plan	24
Retention Agreements, Severance Agreements and Change of Control Arrangements	25
COMPARATIVE STOCK PERFORMANCE	27
FISCAL YEAR 2003 AUDIT AND INDEPENDENT AUDITORS	28
Audit Committee Report	28
Fees Paid to Independent Auditors	29
Policy on Audit Committee Pre-Approval of Independent Auditor Fees and Services	29

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	30
ITEM 3: APPROVAL OF 2004 ANNUAL INCENTIVE PLAN	30
ITEM 4: APPROVAL OF AMENDMENTS TO THE 2000 STOCK INCENTIVE PLAN	34
EQUITY COMPENSATION PLAN INFORMATION	40
ITEM 5: SHAREHOLDER PROPOSAL	40
OTHER BUSINESS	43
2005 SHAREHOLDER PROPOSALS	43
APPENDICES
Appendix A: Director Independence Standards	A-1
Appendix B: Audit Committee Charter	B-1
Appendix C: 2004 Annual Incentive Plan	C-1
Appendix D: 2000 Stock Incentive Plan, as Amended	D-1

DELUXE CORPORATION

3680 VICTORIA STREET N., SHOREVIEW, MINNESOTA 55126-2966

Proxy Statement
2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 4, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

What is the purpose of the Meeting?

        At our annual meeting, shareholders will act upon the matters disclosed in the Notice of Annual Meeting of Shareholders that preceded this proxy statement. There are five proposals scheduled to be voted on at the meeting:

•	Elect nine directors.

•	Ratify the appointment of PricewaterhouseCoopers LLP as Deluxe’s independent auditors.

•	Approve Deluxe’s 2004 Annual Incentive Plan. Approval of this plan by shareholders would permit Deluxe to treat payments under this plan as tax-deductible compensation for U.S. federal income tax purposes.

•	Approve amendments to Deluxe’s 2000 Stock Incentive Plan. The amendments would (1) provide us greater flexibility to grant restricted stock, restricted stock units and performance awards under the plan as a part of our long-term incentive compensation program, (2) permit Deluxe to treat payments of performance awards under this plan as tax-deductible compensation for U.S. federal income tax purposes and (3) extend the term of the plan by one year. The amendments will not increase the aggregate number of shares currently authorized under the plan.

•	A shareholder proposal relating to executive compensation, as described in this proxy statement.

        We will also consider any other business that may properly be presented at the meeting, and management will report on Deluxe’s performance during the last fiscal year and respond to questions from shareholders.

        The Board of Directors of Deluxe is asking you to vote on the proposed items of business. This proxy statement and form of proxy, along with our annual report to shareholders, are first being sent to shareholders on or about March 19, 2004.

How does the Board recommend that I vote?

The Board of Directors recommends a vote:

•	FOR all of the nominees for director;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Deluxe’s independent auditors for the fiscal year ending December 31, 2004;

•	FOR the approval of the Deluxe Corporation 2004 Annual Incentive Plan;

•	FOR the approval of the amendments to the Deluxe Corporation 2000 Stock Incentive Plan; and

•	AGAINST the shareholder proposal.

Who is entitled to vote at the meeting?

        The Board has set March 8, 2004, as the record date for the meeting. If you were a shareholder of record at the close of business on March 8, 2004, you are entitled to vote at the meeting. You have one vote for each share of common stock you held on the record date.

        As of the record date, 50,067,835 shares of Deluxe common stock were outstanding. Deluxe does not have any other class of capital stock outstanding.

How many shares must be present to hold the meeting?

        A quorum is necessary to hold the meeting and conduct business. The presence of shareholders who can direct the vote (with respect to the election of directors) of at least a majority of the outstanding shares of common stock as of the record date is considered a quorum. A shareholder is counted present at the meeting if:

•	the shareholder is present and votes in person at the meeting; or

•	the shareholder has properly submitted a proxy or voted by telephone or via the internet.

What is the difference between a shareholder of record and a “street name” holder?

        If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares, and your shares are held in “street name”.

How do I vote my shares?

        If you are a shareholder of record, you can give a proxy to be voted at the meeting either:

•	over the telephone by calling 1-800-240-6326;

•	electronically, using the internet at http://www.eproxy.com/dlx; or

•	by mailing the enclosed proxy card.

        The telephone and internet voting procedures have been set up for your convenience. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to vote by telephone or by using the internet, please refer to the specific instructions on the enclosed proxy card. If you wish to vote using the paper proxy card, please return your signed proxy card to us before the meeting. You may also vote in person at the meeting.

        If you hold your shares in street name, you must vote your shares following the procedures indicated to you by your broker or nominee on the enclosed voting instruction card.

What does it mean if I receive more than one proxy card?

        It means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you vote by telephone or via the internet, vote once for each proxy card you receive. If you wish to consolidate your accounts, please contact our stock transfer agent, Wells Fargo Bank, N.A., at P.O. Box 64854, St. Paul, Minnesota 55164 or by telephone at 800-468-9716 (toll-free).

        In addition to a proxy card, you may also receive a “voting instructions” card which appears very similar to a proxy card. Voting instructions are prepared by brokers, banks or other nominees for shareholders who hold shares in street name.

Can I vote my shares in person at the meeting?

        Yes.   If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting. However, even if you currently plan to attend the meeting, we recommend that you submit your proxy ahead of time so that your vote will be counted if, for whatever reason, you later decide not to attend the meeting.

        If you hold your shares in a street name, you may vote your shares in person at the meeting only if you obtain a signed proxy from your broker, bank or other nominee giving you the right to vote such shares at the meeting.

What vote is required to elect directors and approve the proposals?

        With respect to the proposal regarding the amendments to the 2000 Stock Incentive Plan, the affirmative vote of a majority of the shares present and entitled to vote on this item of business is required for approval (provided that (1) the total number of shares voted in favor constitutes more than 25% of the outstanding shares and (2) the total number of shares that vote on the proposal represents a majority of the shares outstanding).

        With respect to each other item of business to be voted on at the meeting, the affirmative vote of a majority of the shares present and entitled to vote with respect to that item is required for the election of directors or the approval of the item (provided that the total number of shares voted for the election of the director or in favor of the proposal constitutes more than 25% of the outstanding shares).

How are votes counted?

        Shareholders may either vote “FOR” or “WITHHOLD” authority to vote for the nominees for the Board of Directors. Shareholders may also vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposals.

        If you vote ABSTAIN or WITHHOLD, your shares will be counted as present at the meeting for the purposes of determining a quorum.

        If you ABSTAIN from voting on the proposals, your abstention has the same effect as a vote against those proposals. If you WITHHOLD authority to vote for one of the directors, this has the same effect as a vote against the director(s).

        If you hold your shares in “street name” and do not provide voting instructions to your broker or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote. In this situation, a “broker non-vote” occurs. Shares that constitute broker non-votes will be present at the meeting for the purpose of determining a quorum, but are not considered as entitled to vote on the proposal in question.

What if I do not specify how I want my shares voted?

        If you do not specify on your returned proxy card (or when giving your proxy by telephone or via the internet) how you want to vote your shares, we will vote them:

•	FOR the election of all of the nominees for director;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Deluxe’s independent auditors for the fiscal year ending December 31, 2004;

•	FOR the approval of the Deluxe Corporation 2004 Annual Incentive Plan;

•	FOR the approval of the amendments to the Deluxe Corporation 2000 Stock Incentive Plan; and o AGAINST the shareholder proposal.

Can I change my vote?

Yes. You may change your vote and revoke your proxy at any time before it is voted at the meeting in any of the following ways:

•	by sending a written notice of revocation to the Corporate Secretary of Deluxe;

•	by submitting another properly signed proxy card at a later date to the Corporate Secretary;

•	by submitting another proxy by telephone or via the internet at a later date; or

•	by voting in person at the meeting.

Who pays the cost of proxy preparation and solicitation?

        Deluxe pays for the cost of proxy preparation and solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners. We have retained Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $7,000 plus associated costs and expenses.

        We are soliciting proxies primarily by mail. In addition, proxies may be solicited by telephone or facsimile, or personally by directors, officers and regular employees of Deluxe. These individuals receive no compensation (other than their regular salaries) for these services.

STOCK OWNERSHIP AND REPORTING

Director and Executive Officer Ownership Guidelines

        The Board has established stock ownership guidelines for directors and executive officers. These guidelines set ownership targets for each director and executive officer, with the expectation that the target be achieved within five years of the time the individual first became a non-employee director or executive officer, whichever is applicable. The Board also maintains guidelines restricting a director’s or officer’s ability to sell shares received upon the exercise of options or vesting of other stock-based awards until they have achieved their ownership targets. The ownership target for non-employee directors is 10,000 shares. Executive officers have targets based on a multiple of annual base salary, as follows: five times base salary for the chief executive officer; three times base salary for the chief operating officer; and two times base salary for all other executives. All directors and executive officers either have achieved their targets or are on track to achieve their targets within the required timeframe.

Security Ownership of Certain Beneficial Owners and Management

        The following table shows, as of March 8, 2004 (unless otherwise noted), the number of shares of common stock beneficially owned by (1) each person who is known by Deluxe to beneficially own more than five percent of Deluxe’s outstanding common stock, (2) each director and nominee for director of Deluxe, (3) each executive officer named in the Summary Compensation Table that appears elsewhere in this proxy statement, and (4) all of the current directors, nominees and executive officers of Deluxe as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the common stock owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
ESL Partners, L.P.
One Lafayatte Place
Greenwich, CT 06832(1)	5,866,870	11.72%

Lawrence J. Mosner(2)	627,763	1.25

Ronald E. Eilers(3)	191,208	*

Douglas J. Treff(4)	117,231	*

Richard L. Schulte(5)	101,652	*

Stephen J. Berry(6)	43,729	*

Barbara B. Grogan(7)	19,822	*

Charles A. Haggerty(8)	25,441	*

William A. Hawkins, III(9)	1,000	*

Cheryl Mayberry McKissack(10)	4,881	*

Stephen P. Nachtsheim(11)	18,388	*

Mary Ann O’Dwyer(12)	1,335	*

Martyn R. Redgrave(13)	8,002	*

Robert C. Salipante(14)	13,031	*
All directors, nominees and executive officers
as a group (18 persons)(15)	1,417,307	2.83

_________________
*  Less than 1%.

(1)

Based on a Schedule 13G/A, filed with the Securities and Exchange Commission on July 3, 2003, reporting beneficial ownership as of June 30, 2003 by ESL Partners, L.P. (3,478,473 shares), ESL Limited (437,482 shares), ESL Institutional Partners, L.P. (141,326 shares), ESL Investors, L.L.C.

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(1,530,730 shares) and KP I Partners, L.P. (278,859 shares). These entities (the “ESL Reporting Group”) each have sole voting and dispositive power with respect to the number of shares indicated after their respective names and the members of the ESL Reporting Group are, collectively, the beneficial owners of an aggregate of 5,866,870 shares of common stock.

(2)

Includes 619,167 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days. Excludes 9,973 restricted stock units granted on January 26, 2004.

(3)

Includes 136,667 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days. Excludes 2,154 restricted stock units granted on January 26, 2004.

(4)

Includes 96,485 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days. Excludes 904 restricted stock units granted on January 26, 2004.

(5)

Includes 88,333 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days. Excludes 868 restricted stock units granted on January 26, 2004.

(6)	Includes 38,333 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days.

(7)

Includes 6,000 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, and 10,897 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Deluxe Corporation Non-Employee Director Stock and Deferral Plan (the “Director Plan”)

(8)

Includes 10,000 shares held by the Haggerty Family Foundation, 1,001 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, and 3,440 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Director Plan.

(9)

Includes 1,000 shares of restricted stock that will be issued to Mr. Hawkins under the terms of Deluxe’s Stock Incentive Plan upon his election to the Board by the shareholders, and which will vest in equal installments on the dates of Deluxe’s next three annual shareholders meetings.

(10)	Includes 1,001 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days.

(11)

Includes 3,001 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, 1,000 shares held by the Nachtsheim Family Trust, and 8,916 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Director Plan.

(12)

Includes 1,000 shares of restricted stock that vest in equal installments on the dates of Deluxe’s next three annual shareholder meetings and 335 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Director Plan.

(13)

Includes 334 shares of restricted stock that vest on the date of Deluxe’s annual shareholder meeting, 1,001 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, and 4,001 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Director Plan.

(14)	Includes 2,001 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days.

(15)

Includes 1,185,285 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, 1,334 shares of restricted stock that vest upon the holders’ re-election to the Board at subsequent shareholder meetings, and 27,589 restricted stock units received in lieu of directors’ fees pursuant to the deferral option under the Director Plan.

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Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related regulations, require Deluxe’s directors, executive officers and any persons holding more than 10% of Deluxe’s common stock (collectively, “Reporting Persons”) to report their initial ownership of securities of Deluxe and any subsequent changes in that ownership to the Securities and Exchange Commission. The Commission has established specific due dates for these reports, and Deluxe is required to disclose in this proxy statement any failure of a Reporting Person to file a required report by the applicable due date. Based solely on a review of the copies of these reports and written representations from the executive officers and directors, we believe that all Reporting Persons timely filed all required reports for fiscal year 2003.

ITEM 1:   ELECTION OF DIRECTORS

Nominees for Election

        There are currently nine individuals serving on the Board of Directors. As of the date of the meeting, the Board has set the size of the Board at nine directors and recommends that the individuals presented on the following pages be elected to serve on the Board until the 2005 annual meeting of shareholders. With the exception of Mr. Hawkins, all of the nominees are current directors. In addition, with the exception of Messrs. Mosner and Eilers, all nominees have been determined by the Board to meet the independence standards of the New York Stock Exchange (see the discussion of Director Independence in the “BOARD STRUCTURE AND GOVERNANCE” section of this proxy statement). The only current director not standing for reelection to the Board is Barbara B. Grogan, who, in accordance with the Board’s current policies regarding term limits, will retire from the Board effective as of the meeting. As part of its succession planning efforts, the Corporate Governance Committee has engaged third party search firms to help it identify potential Board candidates, and Mr. Hawkins was identified by one such search firm. No family relationship exists between any of the nominees.

        All of the nominees have consented to being named as a nominee in this proxy statement and have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy.

[LEFT BLANK INTENTIONALLY]

RONALD E. EILERS Director Since August 2000.	Age 56

President and Chief Operating Officer of Deluxe

Mr. Eilers has served as Deluxe’s Chief Operating Officer since December 2000. From August 1997 to December 2000, he was a Senior Vice President of Deluxe and managed its Paper Payment Systems business. From February 1997 to August 1997, Mr. Eilers was President of Deluxe Direct, Inc., a subsidiary of Deluxe, and from October 1996 to February 1997 was Vice President of Deluxe Direct, Inc. Mr. Eilers also serves as a director of Cole National Corporation.

CHARLES A. HAGGERTY Director Since December 2000.	Age 62

Chairman (Retired), Western Digital Corporation

Mr. Haggerty was Chairman of the Board of Western Digital Corporation from July 1993 until his retirement in June 2000. Mr. Haggerty was also Chief Executive Officer of Western Digital from July 1993 to January 2000, and was President from June 1992 to July 1993. Western Digital is a manufacturer of hard disk drives. Mr. Haggerty is also a director of Beckman Coulter, Inc. and Pentair, Inc.

WILLIAM A. HAWKINS, III Nominee for Director	Age 49

Senior Vice President, Medtronic, Inc., and President, Medtronic Vascular

Since January 2002, Mr. Hawkins has served as Senior Vice President of Medtronic, Inc., a medical device company, and President of its vascular business. Prior to joining Medtronic, Mr. Hawkins served as Chief Executive Officer of Novoste Corporation, a medical device company, from April 1999 to 2001, and as President of Novoste from June 1998.

8

CHERYL MAYBERRY MCKISSICK Director Since December 2000.	Age 48

Chairperson and Chief Executive Officer, Nia Enterprises, LLC

Nia Enterprises, LLC is an interactive communications company for diversity marketing and database services, of which Ms. McKissack is also the founder. From November 1997 to November 2000, Ms. McKissack served as Senior Vice President and General Manager of worldwide sales and marketing for Open Port Technology, Inc., a provider of internet infrastructure messaging solutions. Ms. McKissack also serves as director of Private Bancorp, Inc.

LAWRENCE J. MOSNER Director Since August 1999.	Age 62

Chairman and Chief Executive Officer of Deluxe

Prior to being named Deluxe’s Chairman and Chief Executive in December 2000, Mr. Mosner served as Vice Chairman, a position he assumed in August 1999. Before being named as Vice Chairman, Mr. Mosner served as Executive Vice President of Deluxe with overall responsibility for Deluxe’s day-to-day operations from July 1997 until April 1999, at which point he was designated to lead Deluxe’s initiative to restructure Deluxe’s various businesses and evaluate strategic alternatives for enhancing shareholder value. From February to July 1997, Mr. Mosner was Senior Vice President of Deluxe and served as President of its Paper Payment Systems business. From November 1995 until February 1997, Mr. Mosner served as Senior Vice President of Deluxe and President of Deluxe Direct, Inc., a subsidiary of Deluxe that included all of its business units selling direct to consumers and direct to small business customers.

STEPHEN P. NACHTSHEIM Director Since November 1995.	Age 59

Vice President (Retired), Intel Corporation

Mr. Nachtsheim was a Corporate Vice President of Intel Corporation, a designer and manufacturer of integrated circuits, microprocessors and other electronic components, and the co-director of Intel Capital from 1998 until his retirement in July 2001. From 1994 until 1998, Mr. Nachtsheim served as the General Manager of Intel’s Mobile/Handheld Products Group.

9

MARY ANN O’DWYER Director Since October 2003.	Age 48

Senior Vice President – Finance and Operations and Chief Financial Officer, Wheels, Inc.

Ms. O’Dwyer joined Wheels, Inc. in 1991 and has been their chief financial officer since 1994. She also has held the position of Senior Vice President – Finance and Operations since 2000. Wheels, Inc. is a provider of automotive fleet management services.

MARTYN R. REDGRAVE Director Since August 2001.	Age 51

Executive Vice President – Finance and Chief Financial Officer, Carlson Companies, Inc.

Mr. Redgrave has been the Executive Vice President – Finance and Chief Financial Officer of Carlson Companies, Inc. since 1994. Carlson Companies is a worldwide provider of hospitality, travel and marketing services.

ROBERT C. SALIPANTE Director Since November 1996.	Age 47

President, Sun Life Financial U.S.

Mr. Salipante is President of Sun Life Financial U.S., a position he assumed in February 2003. Sun Life is a financial services organization. Prior to joining Sun Life, Mr. Salipante served as President and General Manager of ING US Financial Services, a financial services company, from October 2001 to April 2002, and General Manager and Chief Executive Officer of ING US Retail Financial Services from September 2000 to October 2001, a position he assumed when ING US Financial Services acquired ReliaStar Financial Corp. Mr. Salipante was President and Chief Operating Officer of ReliaStar, a financial services company, from July 1999 through August 2000, and served as Senior Vice President, Personal Financial Services of ReliaStar from November 1996 through July 1999. He joined ReliaStar in July 1992 as Senior Vice President and Chief Financial Officer.

The Board of Directors recommends that you vote FOR the election of each nominee named above. 10

BOARD STRUCTURE AND GOVERNANCE

Board Oversight and Director Independence

        Deluxe’s business, property and affairs are managed under the general direction of our Board of Directors. In providing this oversight, the Board adheres to a set of Corporate Governance Guidelines designed to ensure that the Board has access to relevant information, and is structured and operates in a manner allowing it to exercise independent business judgment. The complete text of Deluxe’s Corporate Governance Guidelines is posted on the Investor Relations page of our website at www.deluxe.com under the “Corporate Governance” caption.

        A critical component of our corporate governance philosophy is that a majority of our directors, and preferably a substantial majority, be individuals who meet strict standards of independence, meaning that they have no relationship with Deluxe, directly or indirectly, that could impair their ability to make objective and informed judgments regarding all matters of significance to Deluxe and its shareholders. The listing standards of the New York Stock Exchange (“NYSE”) require that a majority of our directors be independent, and that our Corporate Governance, Audit and Compensation Committees be comprised entirely of independent directors. In order to be deemed independent, a director must be determined by the Board to have no material relationship with Deluxe other than as a director. In accordance with the NYSE listing standards, our Board has adopted formal Director Independence Standards setting forth the specific criteria by which the independence of our directors will be determined, including restrictions on the nature and extent of any affiliations directors and their immediate family members may have with Deluxe, its independent auditors, or any commercial or not-for-profit entity with which Deluxe has a relationship. Consistent with regulations of the Securities and Exchange Commission (“SEC”), our Director Independence Standards also prohibit Audit Committee members from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from Deluxe, other than in their capacity as Board or Committee members. The complete text of our Director Independence Standards is attached as Appendix A to this proxy statement and also is posted on the Investor Relations page of our website at www.deluxe.com under the “Corporate Governance” caption.

        The Board has determined that every director and nominee, with the exceptions of Messrs. Mosner and Eilers, satisfies our Director Independence Standards. The Board also has determined that every member of its Corporate Governance, Audit and Compensation Committees is an independent director.

Meetings and Committees of the Board of Directors

        There were six meetings of the Board of Directors in 2003. Each director attended, in person or by telephone, at least 75% of the aggregate of all meetings of the Board and its committees on which he or she served during the year. It also is our policy that directors attend our annual shareholder meetings, and all such directors are expected to be in attendance at this year’s meeting. All individuals then serving as directors attended last year’s annual meeting of shareholders.

        The Board of Directors has four committees:

        •   Audit Committee

        •   Compensation Committee

        •   Corporate Governance Committee

        •   Finance Committee

        Each of the Board committees has a written charter, approved by the Board, establishing the authority and responsibilities of the committee. The Audit Committee Charter is attached as Appendix B to this proxy statement. Each committee’s charter is also posted on the Investor Relations page of our website at www.deluxe.com under the “Corporate Governance” caption. The following tables provide a summary of each committee’s responsibilities, the number of meetings of each committee during the last fiscal year and the names of the directors currently serving on each committee.

Audit Committee

Responsibilities
  Appoints and replaces the independent auditor, subject to ratification by our shareholders, and oversees the work of the independent auditor.
  Pre-approves all auditing services and permitted non-audit services to be performed by the independent auditor, including related fees.
  Reviews and discusses with management and the independent auditor our annual audited financial statements and recommends to the Board whether the audited financial statements should be included in Deluxe’s Annual Report on Form 10-K.
  Reviews and discusses with management and the independent auditor our quarterly financial statements and the associated earnings news releases.
  Reviews and discusses with management and the independent auditor significant reporting issues and judgments relating to the preparation of our financial statements, including the adequacy of internal controls.
  Reviews and discusses with the independent auditor our critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, and other material written communications between the independent auditor and management.
  Discusses with management Deluxe’s major financial risk exposures.
  Oversees the work of our internal auditors.
  Reviews the effectiveness of Deluxe’s legal and ethical compliance programs and maintains procedures for the receipt, retention and handling of complaints by employees regarding accounting, internal controls and auditing matters.
Number of meetings in 2003: 11 Directors who serve on the committee: Martyn R. Redgrave, Chair Barbara B. Grogan Mary Ann O’Dwyer Robert C. Salipante

Compensation Committee

Responsibilities
  Develops our executive compensation philosophy.
  Evaluates and recommends incentive compensation plans for executive officers and other key managers, and all equity-based compensation plans, and oversees the administration of these and other employee compensation and benefit plans.
  Reviews and approves corporate goals and objectives relating to the CEO’s compensation, leads an annual evaluation of the CEO’s performance in light of those goals and objectives, and determines the CEO’s compensation based on this evaluation.
  Reviews and approves other executive officers’ compensation.
  Establishes incentive compensation goals and performance measurements applicable to our executive officers.
Number of meetings in 2003: 5 Directors who serve on the committee: Barbara B. Grogan, Chair Cheryl Mayberry McKissack Stephen P. Nachtsheim Robert C. Salipante
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Corporate Governance Committee

Responsibilities
  Reviews and recommends the size and composition of the Board, including the mix of employee and independent directors.
  Establishes criteria and procedures for identifying and evaluating potential Board candidates.
  Reviews nominations received from the Board or shareholders, and recommends candidates for election to the Board, after consultation with the CEO.
  Establishes policies and procedures to ensure the effectiveness of the Board, including policies regarding term limits, review of qualifications of incumbent directors, and conflicts of interest.
  Establishes guidelines concerning the conduct and format of Board meetings.
  Oversees the annual assessment of the Board’s performance.
  In consultation with the CEO, reviews and recommends to the Board the amount and form of all compensation paid to directors.
  Recommends to the Board the size, composition and responsibilities of all Board committees.
  Reviews and recommends candidates for executive officer positions and monitors management succession plans developed by the CEO.
  Develops and recommends corporate governance guidelines, policies and procedures.
Number of meetings in 2003: 6 Directors who serve on the committee: Stephen P. Nachtsheim, Chair Barbara B. Grogan Charles A. Haggerty Cheryl Mayberry McKissack

Finance Committee

Responsibilities
  Evaluates the financial impact of acquisitions and divestitures valued in excess of $5 million and reviews other material transactions outside the scope of normal on-going business activity.
  Reviews and recommends policies concerning corporate finance matters, including capitalization, investment of assets and debt/equity guidelines.
  Reviews and recommends policy relating to declarations of shareholder dividends.
  Reviews and recommends the financial strategy concerning the sale, repurchase or split of Deluxe securities.
Number of meetings in 2003: 6 Directors who serve on the committee: Charles A. Haggerty, Chair Stephen P. Nachtsheim Mary Ann O’Dwyer Martyn R. Redgrave Robert C. Salipante

Corporate Governance Principles

        As indicated above, our Board has adopted a set of Corporate Governance Guidelines to assist it in carrying out its oversight responsibilities. These Guidelines address a broad range of topics, including director qualifications, director nomination processes, term limits, Board and committee structure and process, Board evaluations, director education, CEO evaluation, management succession planning and conflicts of interest. The complete text of the Guidelines is posted on the Investor Relations page of our website at www.deluxe.com under the “Corporate Governance” caption.

Code of Ethics and Business Conduct

        All of our directors and employees, including our chief executive officer, chief financial officer, chief accounting officer and other senior executives, are required to comply with our Code of Ethics and Business Conduct (“Code of Ethics”) to help ensure that our business is conducted in accordance with the highest standards of legal and ethical behavior. Our Code of Ethics requires strict adherence to the letter and spirit of all laws and regulations applicable to our business and covers all areas of professional conduct, including customer relationships, respect for co-workers, conflicts of interest, insider trading, the integrity of our financial recordkeeping and reporting, intellectual property and confidential information. Employees are required to bring any violations and suspected violations of the Code of Ethics to Deluxe’s attention through management or Deluxe’s legal counsel, or by using our confidential compliance Hotline.

        The full text of our Code of Ethics is posted on the Investor Relations page of our website at www.deluxe.com under the “Corporate Governance” caption.

Board Composition and Qualifications

        Our Corporate Governance Committee oversees the process for identifying and evaluating candidates for the Board of Directors. Directors and nominees for director should be qualified individuals with diverse backgrounds who possess the experience and knowledge to enable them to contribute effectively to the evaluation of our business strategies and to the Board’s oversight role. The Corporate Governance Committee believes that the predominance of Board members should have a background in business and should include both actively employed and retired senior corporate officers, and that directors should range in age so as to maintain a sound balance of board tenure and experience, as well as staggered retirement dates.

        The Board of Directors has established the following specific guidelines for nominees to the Board:

•	A majority of the Board must be comprised of independent directors, the current standards for which are discussed above under “Board Oversight and Director Independence.”

•	No non-employee nominee should be over the age of 67 on the date of election to the Board, and no director should be nominated for reelection to the Board after his or her 72nd birthday.

•	Non-employee directors should not be nominated for reelection to the Board following the twelfth anniversary of their initial election to the Board, with certain exceptions.

•	A non-employee director who ceases to hold the employment position held at the time of election to the Board, or who has a significant change in position, should offer to resign. The Corporate Governance Committee will then consider whether the change of status is likely to impact the director’s qualifications and make a recommendation to the Board as to whether the resignation should be accepted.

•	Employee directors who terminate employment with Deluxe should offer to resign. The Board will then decide whether to accept the director’s resignation, provided that no more than one former chief executive officer should serve on the Board at any one time.

        Other selection criteria used to evaluate potential candidates may include successful senior level business management experience or experience that fulfills a specific need, prior experience and proven accomplishment as a director of a public company, commitment to attending Board and committee meetings, a reputation for honesty and integrity, interest in serving the needs of shareholders, employees and communities in which we operate, and compatibility with existing directors.

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Director Selection Process

        All Board members are elected annually by our shareholders, subject to the Board’s right to fill vacancies in existing or new director positions on an interim basis. Based on advice from the Corporate Governance Committee, each year the Board will recommend a slate of directors to be presented for election at the annual meeting of shareholders.

        The Corporate Governance Committee will consider candidates submitted by members of the Board and our shareholders, and the Committee will review such candidates in accordance with our bylaws and applicable legal and regulatory requirements. Candidates nominated by shareholders are evaluated in accordance with the same criteria and using the same procedures as candidates submitted by Board members or the chief executive officer.

        When a vacancy or a new position on the Board needs to be filled, the chief executive officer in consultation with the Chair of the Corporate Governance Committee will draft a profile of the candidate he or she believes would provide the most meaningful contributions to the Board as a whole. The profile will be submitted to the Corporate Governance Committee for approval. The Corporate Governance Committee has made it a practice in recent years to engage third-party search firms to assist it in identifying suitable candidates. The firm(s) selected, as well as the specific terms of the engagement, depend on the specific search criteria established by the Committee. Members of the Board also are given the opportunity to submit names of potential candidates based on the profile developed. Each candidate will be subject to an initial screening process after which the Corporate Governance Committee will select the candidates that it wishes to interview. The Chair of the Board, chief executive officer and at least a majority of the Corporate Governance Committee will interview each candidate and, concurrently with the interviews, the candidate will confirm his or her availability for regularly scheduled Board and committee meetings. The Committee will also assess each candidate’s potential conflicts of interest. The Committee will review the interviewers’ reports and recommendations, and make the final determination as to which candidates will be recommended for election at the next Board meeting or annual meeting of shareholders.

        Our bylaws stipulate that if a shareholder wishes to nominate a candidate at the annual meeting of shareholders, the shareholder must give written notice of the nomination to our chief executive officer or Secretary no later than the deadline for submitting shareholder proposals for the applicable annual meeting. The shareholder must attend the meeting with the candidate and propose the candidate’s nomination for election to the Board at the meeting. The shareholder’s notice must set forth as to each nominee (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the number of shares of our stock owned by the person, (4) the written and acknowledged statement of the person that such person is willing to serve as a director, and (5) any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, if the candidate had been nominated by or on behalf of the Board. No shareholders submitted director nominations in connection with this year’s meeting. Any shareholders desiring to present a candidate at the 2005 annual meeting of shareholders must do so prior to November 19, 2004.

Lead Independent Director; Executive Sessions

        The Chair of our Corporate Governance Committee, Stephen Nachtsheim, currently is our designated “Lead Independent Director.” In that role, Mr. Nachtsheim moderates all meetings or executive sessions of the independent directors, and serves as the principal liaison between the independent directors and the chief executive officer with respect to Board governance issues. Our independent directors make it a practice to meet in executive session without management present at each Board meeting. Likewise, all Board committees regularly meet in executive session without management.

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Communications with Directors

        Any shareholders having concerns about our governance or business practices, or otherwise wishing to communicate with our independent directors in their capacity as a shareholder, may submit their concerns in writing to the Lead Independent Director or the independent directors as a group in the care of the office of the Corporate Secretary at Deluxe’s headquarters.

Audit Committee Expertise; Complaint-Handling Procedures

        In addition to meeting the independence requirements of the NYSE and the SEC, all members of the Audit Committee have been determined by the Board to meet the financial literacy requirements of the NYSE’s listing standards. The Board also has determined that at least one member of the Audit Committee, including Martyn Redgrave, the Committee Chair, is an “audit committee financial expert” as defined by SEC regulations.

        In accordance with federal law, the Audit Committee has adopted procedures governing the receipt, retention and handling of complaints regarding accounting and auditing matters. These procedures include a means for employees to submit concerns on a confidential and anonymous basis, through Deluxe’s compliance Hotline.

Director Compensation

        Directors who are employees of Deluxe do not receive compensation for their service on the Board other than their compensation as employees. During 2003, non-employee directors of Deluxe each received a $50,000 annual Board retainer, payable quarterly. Committee members also received $1,500 for each committee meeting attended in person and $750 for each committee meeting attended telephonically. In addition to these meeting fees, the chairperson of each committee and the Lead Independent Director receive an annual retainer of $5,000. Non-employee directors also receive $1,500 for each approved site visit and director education program attended, up to a maximum of five per year, and no director received more than $3,000 for such activities during 2003. Non-employee directors may receive additional compensation for the performance of duties assigned by the Board or its committees that are considered beyond the scope of the ordinary responsibilities of directors or committee members, but no such supplemental compensation was paid to any director in 2003.

        Deluxe maintains a Non-Employee Director Stock and Deferral Plan (the “Director Plan”), which was approved by shareholders as part of Deluxe’s 2000 Stock Incentive Plan, as amended (the “Stock Incentive Plan”). The purpose of the Director Plan is to provide an opportunity for non-employee directors to increase their ownership of Deluxe’s common stock and thereby align their interest in the long-term success of Deluxe with that of the other shareholders. Under the Director Plan, each non-employee director must irrevocably elect to receive, in lieu of cash, shares of common stock having a fair market value equal to at least 50% of his or her annual cash retainer and meeting fees. The shares of common stock receivable pursuant to the Director Plan are issued quarterly or, at the option of the director, credited to the director in the form of deferred restricted stock units. These restricted stock units vest and are converted into shares of common stock on the earlier of the tenth anniversary of February 1st of the year following the year in which the non-employee director ceases to serve on the Board or such other date as is elected by the director in his or her deferral election (for example, upon termination of service as a director). Each restricted stock unit entitles the holder to receive dividend equivalent payments equal to the dividend payment on one share of common stock. Any restricted stock units issued pursuant to the Director Plan will vest and be converted into shares of common stock in connection with certain defined changes of control of Deluxe. All shares of common stock issued pursuant to the Director Plan are issued under Deluxe’s Stock Incentive Plan and must be held by the non-employee director for a minimum period of six months from the date of issuance.

        Each new non-employee director elected to the Board receives a one-time grant of 1,000 shares of restricted stock under the Stock Incentive Plan as of the date of his or her initial election to the Board. The restricted stock vests in equal installments on the dates of Deluxe’s annual shareholder meetings in

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each of the three years following the date of grant, provided that the director remains in office immediately following the annual meeting. Restricted stock awards also vest immediately upon a non-employee director’s retirement from the Board in accordance with Deluxe’s policy with respect to mandatory retirement.

        Under the terms of the Stock Incentive Plan, non-employee directors also are eligible to receive non-qualified options to purchase shares of Deluxe’s common stock to further assist them in achieving and maintaining their established share ownership targets. All options granted to non-employee directors have an exercise price equal to the fair market value of Deluxe’s common stock on the date of grant and otherwise are subject to the same material terms and conditions applicable to options then being awarded to executive officers. All non-employee directors elected at the 2003 annual shareholders meeting were granted 1,000 options upon their election, and it is anticipated that all non-employee directors elected or reelected at this year’s meeting will be granted another 1,000 options in 2004. The amount of future grants will be at the discretion of the Compensation Committee (in consultation with the Corporate Governance Committee), but may not exceed 5,000 options in any one year.

        Non-employee directors who were elected to the Board prior to October 1997 also are eligible for certain retirement payments under the terms of a Board retirement plan that has since been replaced by the Director Plan. Under this predecessor plan, non-employee directors with at least five years of Board service who retire, resign or otherwise are not nominated for reelection are entitled to receive an annual payment equal to the annual Board retainer in effect on July 1, 1997 ($30,000 per year) for the number of years during which he or she served on the Board prior to October 31, 1997. In calculating a Director’s eligibility for benefits under this plan, partial years of service are rounded up to the nearest whole number. Retirement payments do not extend beyond the lifetime of the retiree and are contingent upon the retiree’s remaining available for consultation with management and refraining from engaging in any activity in competition with Deluxe. Directors Grogan, Nachtsheim and Salipante are eligible for benefits under this plan.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee Report on Executive Compensation

Introduction

        Deluxe is committed to an executive compensation approach that attracts, motivates and retains the best possible executive talent for the benefit of our shareholders, aligns the interests of the executive officers with the long-term interests of our shareholders, and supports Deluxe’s business objectives. We believe these objectives are achieved by:

•	Measuring the competitiveness of our compensation programs against a comparison group of other leading industry companies and setting our total compensation targets at the median to ensure that we continue to pay for performance.

•	Directly linking short-term incentive goals with business objectives and performance.

•	Delivering the majority of total compensation through performance-based pay linked to financial results and shareholder returns.

•	Ensuring that the executive officers hold meaningful equity stakes in Deluxe through long-term stock-based incentive programs and ownership guidelines.

        The Compensation Committee of the Board of Directors has responsibility for our executive compensation philosophy and the design of executive compensation programs. The Compensation Committee also determines the compensation paid to the chief executive officer and reviews and approves compensation paid to other executive officers. The Compensation Committee is composed entirely of “independent directors” as defined in the New York Stock Exchange corporate governance rules.

        The Compensation Committee has engaged, and regularly meets with, independent compensation consultants regarding executive compensation levels and practices. For 2003, the Compensation Committee used compensation survey data from a peer group of publicly-traded companies in the printing and publishing industry to provide comparative data on the appropriate mix of compensation elements and overall compensation levels. In addition, data was drawn from multiple published surveys of broader general industry compensation practices, with a particular focus on industrial companies with comparable revenues to Deluxe.

Executive Officer Compensation Program

        Base salaries – The Compensation Committee annually reviews the base salaries of our executive officers. During 2003, base salaries of our executive officers were generally set at or near the median of salaries paid to executive officers in similar positions at companies in Deluxe’s peer group. For the most recent fiscal year, three executive officers received base salary increases averaging 3.0% based on comparisons with competitive market data.

        Annual incentive compensation – Management and highly compensated employees selected by the Compensation Committee also participated in Deluxe’s Annual Incentive Plan. For 2003, all executive officers were granted awards under the Annual Incentive Plan.

        The 2003 target amounts approved by the Compensation Committee under the Annual Incentive Plan were intended to provide incentive (i.e., bonus) cash compensation at or around the median of the bonuses offered to executive officers in similar positions at companies in Deluxe’s peer group. Bonus amounts paid may exceed the target amount if performance goals are exceeded, and bonus amounts paid would be less than the target amount if the performance goals were not attained, with no bonus amounts paid if Deluxe’s performance fell below certain thresholds.

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        For the executive officers, the two performance factors that were considered in determining incentive compensation for 2003 under the Annual Incentive Plan were Deluxe Value Added (“DVA”), a criterion designed to measure Deluxe’s financial return in excess of a charge for capital employed, and revenues. For executive officers with specific business unit responsibilities, 75% of the incentive opportunity was linked to business unit DVA and revenue, and 25% of the incentive opportunity was linked to Deluxe’s consolidated DVA and revenue. In establishing annual performance measurements for the upcoming year, the Compensation Committee may include certain pre-defined adjustments in order to ensure the comparability of year-over-year performance results. Once the measurement criteria are defined, and consistent with the requirements for “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, no adjustments may be made to the criteria, although the Compensation Committee retains the ability to reduce payments to executive officers at its discretion.

        Deluxe’s DVA and revenue performance were below the targeted levels for 2003. Incentive compensation payments made to the executive officers under the Annual Incentive Plan for 2003 were at 54% of the targeted award levels, with the exception of Mr. Berry whose payment for the performance of the business unit component of his incentive compensation was 111% of the targeted level and Mr. Schulte whose payment for the performance of the business unit component of his incentive compensation was 100% of the targeted level, resulting in blended payouts of 97% and 89% of target, respectively, for these two individuals. Under the terms of the Annual Incentive Plan, executive officers may elect to receive all or a portion of their annual incentive compensation in the form of restricted stock units. Officers making such elections for 2003 received restricted stock units valued at 25% more than the amount of cash foregone, which units vest one year from the date of grant. The value of the restricted stock units awarded in accordance with these elections to the executive officers named in the Summary Compensation Table is reflected in the Bonus column of the Summary Compensation Table.

        Long-term incentive compensation – The third element of our compensation program in 2003 involved stock options granted under Deluxe’s Stock Incentive Plan. Option grants for each executive officer named in the Summary Compensation Table in this proxy statement are described below under the caption “Option Grants in Last Fiscal Year.” The level of long-term incentive compensation grants for 2003 was targeted at or around the median of the long-term incentive compensation provided to executive officers by companies in Deluxe’s peer group.

        For fiscal year 2004, the Compensation Committee has approved a change in the design of Deluxe’s long-term incentive program for executive officers. The Compensation Committee believes the new program should achieve several critical objectives:

•	Support and reward the achievement of Deluxe’s long-term strategy and objectives.

•	Encourage decisions and behaviors that will increase long-term shareholder value.

•	Reinforce the pay-for-performance orientation of the overall executive compensation program.

•	Allow Deluxe to attract and retain key executive talent by providing competitive incentive and total compensation opportunities.

•	Promote share ownership and facilitate achievement of the ownership guidelines.

The primary change will be a move away from using stock options as the exclusive means of creating long-term incentives. Although stock options will continue to be used to some extent, the Compensation Committee intends to grant restricted stock awards and performance shares. The predominant long-term incentive component will be performance shares, the vesting of which will be tied to the achievement of three-year DVA and total shareholder return goals. The Compensation Committee also intends to continue to provide incentives for participants who elect to receive all or some of their annual bonus in the form of restricted stock units. The new long-term incentive program is intended to continue to provide incentive compensation at or around the median of long-term incentive compensation awarded to executive officers at companies in Deluxe’s peer group if the target goals for the performance share component are achieved, rising above such level if the target goals are exceeded. A reduced level of compensation will be paid if the performance goals are not attained, and no payment will be made if Deluxe’s performance falls below certain thresholds.

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        Stock Ownership Guidelines – Deluxe has established stock ownership guidelines for its executive officers, and the Compensation Committee regularly reviews with management each executive officer’s progress toward attaining his or her targeted level of share ownership. The current guidelines are as follows: Mr. Mosner, five times base salary; Mr. Eilers, three times base salary; all other executives, two times base salary. The guidelines call for the targeted levels of ownership to be achieved within five years of the time the individual became an executive officer. Under the guidelines, all executives have either achieved or are on track to achieve their targets.

2003 CEO Compensation

        On December 29, 2000, in tandem with the spin-off of eFunds Corporation, Mr. Mosner became Chairman of the Board of Directors and Chief Executive Officer of Deluxe. For 2003, Mr. Mosner received base compensation of $625,000, the same amount he was paid in 2002. Mr. Mosner also earned incentive compensation of $337,500 under the Annual Incentive Plan. As described above, Mr. Mosner’s 2003 incentive compensation was determined based on Deluxe’s adjusted DVA and revenue against the performance standards set by the Compensation Committee at the beginning of the year. Mr. Mosner elected to receive 100% of his annual incentive compensation in the form of restricted stock units and, in accordance with the terms of the Annual Incentive Plan, received restricted stock units valued at 125% of that amount, as shown in the Summary Compensation Table in this proxy statement.

        In March 2003, Mr. Mosner also was awarded a seven-year, non-qualified stock option to purchase 200,000 shares of Deluxe common stock, exercisable at $38.54 per share, the fair market value of a share of Deluxe common stock on the date of grant. The option vests in three equal annual installments commencing on March 10, 2004. The Compensation Committee believes that the terms and amount of Mr. Mosner’s compensation are reasonable given the scope of Mr. Mosner’s duties and responsibilities.

Compliance with Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of compensation in excess of $1 million paid to certain executive officers, unless such compensation qualifies as “performance-based compensation.” Among other things, in order to be deemed performance-based compensation, the compensation must be based on the achievement of pre-established objective performance criteria and must be pursuant to a plan that has been approved by Deluxe’s shareholders. The Compensation Committee expects that all performance-based compensation paid in 2003 to the executive officers under the plans and programs described above will qualify for deductibility, either because the compensation is below the threshold for non-deductibility provided in Section 162(m) or because the payment of such compensation complies with the provisions of Section 162(m).

        The Compensation Committee believes that it is important for Deluxe to continue to be able to take all available tax deductions with respect to the compensation paid to its executive officers. Therefore, Deluxe has taken such actions as may be necessary under Section 162(m) to continue to qualify for all available tax deductions related to executive compensation. This includes seeking shareholder approval of the 2004 Annual Incentive Plan, as well as amendments to Deluxe’s Stock Incentive Plan, as addressed elsewhere in this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE Barbara B. Grogan, Chair Cheryl Mayberry McKissack Stephen P. Nachtsheim Robert C. Salipante

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Summary Compensation Table

        The following table shows the cash and non-cash compensation for each of the last three fiscal years awarded to or earned during the period by Deluxe’s chief executive officer and the next four most highly compensated executive officers for 2003 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)			Long-Term Compensation Awards

Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options	All Other Compensation(2)

Lawrence J. Mosner	2003	$625,000	$421,875	200,000	$49,176
Chairman and Chief Executive	2002	$625,000	$1,375,000	180,000	$3,850,065
Officer	2001	$625,300	$1,563,250	150,000	$183,536

Ronald E. Eilers	2003	$450,000	$164,025	110,000	$42,243
President and Chief Operating	2002	$450,000	$534,600	110,000	$70,926
Officer	2001	$450,000	$607,500	80,000	$62,050

Douglas J. Treff	2003	$283,300	$84,150	36,000	$28,791
Senior Vice President and Chief	2002	$275,000	$272,250	36,000	$43,648
Financial Officer(3)	2001	$275,000	$434,375	0	$0

Richard L. Schulte	2003	$220,000	$105,243	30,000	$26,339
President - Deluxe Business	2002	$220,000	$200,494	30,000	$35,728
Services	2001	$220,000	$233,750	25,000	$115,210

Stephen J. Berry	2003	$220,000	$106,700	30,000	$26,459
President - Direct Checks	2002	$220,000	$195,207	30,000	$34,856
	2001	$220,000	$164,075	25,000	$334,636

_________________
(1)

Amounts shown as base salary and bonus are before any deferrals. Bonus compensation is earned under Deluxe’s Annual Incentive Plan. Recipients of awards under the Annual Incentive Plan are entitled to elect to receive all or a portion of their incentive compensation in the form of shares of restricted stock or restricted stock units (whichever option is made available by the Compensation Committee). If an election is made to receive shares of restricted stock or restricted stock units, the amount of the cash foregone is increased by 25 percent in determining the number of shares of restricted stock or restricted stock units awarded. For awards earned during 2003 under the Annual Incentive Plan, restricted stock units were granted on January 26, 2004 in lieu of cash compensation as follows: 9,973 units ($421,875) to Mr. Mosner; 2,154 units ($91,125) to Mr. Eilers; 904 units ($38,250) to Mr. Treff; and 868 units ($36,713) to Mr. Schulte. For awards earned during 2002 under the Annual Incentive Plan, restricted stock units were granted on January 27, 2003 in lieu of cash compensation as follows: 34,996 units ($1,375,000) to Mr. Mosner; 7,559 units ($297,000) to Mr. Eilers; 3,850 units ($151,250) to Mr. Treff; and 1,501 units ($58,969) to Mr. Schulte. For awards earned during 2001 under the Annual Incentive Plan, restricted stock units were granted on January 25, 2002 in lieu of cash compensation as follows: 34,252 units ($1,563,250) to Mr. Mosner; 7,395 units ($337,500) to Mr. Eilers; 3,766 units ($171,875) to Mr. Treff; and 1,506 units ($68,750) to Mr. Schulte. The imputed value of the restricted stock units received by such persons is included in the bonus amounts shown above and is based on the closing price of Deluxe’s common stock on the date of grant of such units ($42.30 on January 26, 2004, $39.29 on January 27, 2003, and $45.64 on January

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25, 2002). The units vest on the anniversary of the date of grant, subject to acceleration in the event of the death, disability or retirement of the holder and upon certain changes of control of Deluxe. If the employment of the holder is terminated without cause or if the holder voluntarily resigns prior to the vesting of the holder’s restricted stock units, the holder will be entitled to receive a cash payment equal to the amount of incentive compensation foregone in exchange for such units. Following the vesting of a restricted stock unit, the holder thereof is entitled to receive one share of common stock for each restricted stock unit that vests. Prior to the vesting date, the holders will receive dividend equivalent payments for each restricted stock unit equal to the dividend payment on one share of common stock at the time the corresponding dividend is paid to Deluxe’s shareholders.

(2)

All Other Compensation includes (a) contributions to qualified retirement plans, (b) amounts credited to a non-qualified, supplemental retirement plan (defined contribution and profit sharing allocations in excess of Employee Retirement Income Security Act of 1974 (ERISA) limitations) and (c) amounts credited to a non-qualified deferred compensation plan as benefit plan equivalents. For 2003, these amounts were as follows: for Mr. Mosner $16,383, $15,104 and $11,125; for Mr. Eilers $14,840, $11,521 and $15,882; for Mr.Treff $17,240, $3,723 and $7,828; for Mr. Schulte $17,240, $9,099 and $0; and for Mr. Berry $14,840, $11,619 and $0. The qualified retirement plans referred to in clause (a) above, consisting of a defined contribution plan (401(k) and profit sharing plan), and the non-qualified, supplemental retirement plan referred to in clause (b) above, provide that contributions vest when made or declared. Mr. Schulte’s 2001 total includes a $100,000 retention bonus payment. Mr. Berry’s 2001 total includes a $170,000 retention bonus payment and a $150,000 bonus in recognition of additional responsibilities as acting president of the PlaidMoon business.

All other compensation for Mr. Mosner in 2002 also includes the sum of $3,583,549 to which Mr. Mosner became entitled under an Executive Retention Agreement as a result of satisfying his obligation to remain in Deluxe’s employ through December 31, 2002. A Deferred Compensation account was established for Mr. Mosner in this amount, effective January 2003, and all other compensation for 2003 includes $6,564 of interest accrued in that account that is deemed above-market under applicable SEC rules. Further information regarding this Retention Agreement appears later in this proxy statement under the caption “Executive Retention Agreements.”

(3)	Mr. Treff’s 2001 bonus amount includes a hiring bonus of $125,000. His employment with Deluxe began in October 2000.

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Stock Options

        The following tables summarize options granted to and exercised by the Named Executive Officers during 2003, as well as the value of all options held by these officers at the end of fiscal year 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants(1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	5% ($)	10% ($)

Lawrence J. Mosner	200,000	13.84	$38.54	3/10/2010	3,137,930	7,312,711

Ronald E. Eilers	110,000	7.61	$38.54	3/10/2010	1,725,862	4,021,991

Douglas J. Treff	36,000	2.50	$38.54	3/10/2010	564,827	1,318,288

Stephen J. Berry	30,000	2.08	$38.54	3/10/2010	470,690	1,096,907

Richard L. Schulte	30,000	2.08	$38.54	3/10/2010	470,690	1,096,907

_________________
(1)

All options were granted under the Deluxe Corporation 2000 Stock Incentive Plan, as amended. The Stock Incentive Plan requires that all options be granted at the fair market value of Deluxe’s common stock on the date of grant, and the plan prohibits re-pricing of options. The options are exercisable in cumulative installments of one-third on each anniversary of the date of grant, provided that the option holder is then employed by Deluxe. The vesting of all of the options is subject to acceleration in the event of the death, disability or approved retirement of the option holder and each option will remain exercisable for a five-year period following any such event, although no option may be exercised after the expiration of its originally scheduled term. In addition, the vesting of the options is subject to acceleration in the event of certain defined changes of control of Deluxe. If the employment of the holder is terminated by Deluxe without cause, the holder’s options will remain exercisable for a three-month period following such termination, although no option may be exercised after the expiration of its term.

(2)

The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the SEC and do not represent Deluxe’s estimate or projection of Deluxe’s future common stock prices. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions.

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AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End(1)
Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable	Unexercisable(2)	Exercisable ($)	Unexercisable ($)
Lawrence J. Mosner	198,000	3,395,679	442,500	370,001	7,382,699	1,492,502

Ronald E. Eilers	119,949	2,471,406	36,667	210,000	0	803,707

Douglas J. Treff	0	0	72,485	60,000	1,477,649	83,160

Stephen J. Berry	11,666	282,372	10,000	58,333	0	241,043

Richard L. Schulte	2,000	39,671	60,000	58,333	897,740	241,043

_________________
(1)

The value of unexercised options at December 31, 2003 is determined by multiplying the difference between the exercise prices of the options and the closing price of Deluxe’s common stock on the NYSE on December 31, 2003 ($40.85 per share) by the number of shares underlying the options. Options with an exercise price in excess of $40.85 per share have been valued at zero.

(2)	All of the unexercisable options described above will vest and become fully exercisable upon certain changes of control of Deluxe.

Deferred Compensation Plan

        Deluxe’s Deferred Compensation Plan permits eligible employees to defer annually receipt of up to 100% of hiring bonuses, up to 100% of base salary and up to 50% of any annual incentive payment or payments. In connection with this plan, Deluxe has created a non-qualified grantor trust (commonly known as a “Rabbi Trust”), through which Deluxe’s obligations under the plan are funded. No assets are set aside for individual participants in the plan, and the trust assets remain subject to the claims of Deluxe’s creditors. Amounts deferred under the plan are payable on the earliest to occur of a change in control of Deluxe, the participant’s termination of employment, disability or death or the date for payment selected by the participant. Deferred amounts are credited with gains and losses based on the performance of deemed investment options selected by the participant. Deluxe may make additional contributions if the deferrals made by a participant under this Deferred Compensation Plan have the effect of reducing Deluxe’s contributions to other compensation-based benefit plans of Deluxe. During fiscal year 2003, all of the Named Executive Officers participated in the plan.

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Retention Agreements, Severance Agreements and Change of Control Arrangements

Executive Retention Agreements

        On December 18, 2000, Deluxe entered into Executive Retention Agreements (the “Retention Agreements”) with each of the Named Executive Officers (sometimes referred to below simply as “Executives”). The Retention Agreements are intended to ensure that Deluxe will receive the continued attention and service of the Executives notwithstanding the possibility or occurrence of a change of control of Deluxe, and to encourage the full support and participation of the Executives in formulating and implementing Deluxe’s strategic objectives. The Retention Agreements are designed to diminish the distractions that could be caused by personal uncertainties and risks associated with changes of control of Deluxe by providing the Executives with assurances regarding their compensation and benefits expectations under such circumstances.

        Under the Retention Agreements, each of the Executives agrees to remain in the employ of Deluxe, and Deluxe agrees to continue to employ each Executive, until the second anniversary following a “Change of Control” of Deluxe (as such term is defined in the Retention Agreements). During such two-year period (the “Employment Period”), each Executive is entitled to maintain a position, authority, duties and responsibilities at least commensurate with the most significant of those held by the Executive during the 180-day period prior to the date (the “Effective Date”) of the Change of Control. The annual base salary of an Executive may not be reduced below that earned by the Executive during the twelve-month period preceding the Effective Date, provided, however, that the annual base salary may be reduced to an amount not less than 90% of the base salary in effect on the Effective Date pursuant to an across-the-board reduction of base salary similarly affecting all senior officers of Deluxe. In determining any increase in an Executive’s base salary during the Employment Period, the Executive is to be treated in a manner consistent with other peer executives. The Executives are also entitled to receive annual incentive payments during the Employment Period on the same objective basis as other peer executives, although in no event may an Executive’s annual target bonus opportunity be less favorable to the Executive than that provided by Deluxe in the last fiscal year prior to the Effective Date, and if the bonuses payable to other peer executives during the Employment Period are not wholly based on objective criteria, the Executive’s annual incentive payment must be at least equal to an amount determined with reference to Executive’s average annual incentive payments for certain periods ending prior to the Effective Date. During the Employment Period, each Executive is also entitled to participate in Deluxe’s stock incentive, savings, retirement, welfare and fringe benefit plans on the same basis as Deluxe’s other executives, and the opportunities for and benefits to the Executives under such plans may not generally be reduced from those provided during the one-year period prior to the Effective Date.

        If, during the Employment Period, Deluxe terminates an Executive’s employment other than for “cause” or “disability,” or the Executive terminates his or her employment for “good reason” (as such terms are defined in the Retention Agreements), the Executive is entitled to a lump sum payment equal to the sum of any unpaid base salary, deferred compensation and accrued vacation pay through the date of termination, plus a prorated annual incentive payment for the year of termination based on the greater of (1) the Executive’s target bonus under Deluxe’s annual incentive plan in respect of the year in which the termination occurs or, if greater, for the year in which the Change of Control occurs (the” Target Bonus”) and (2) the annual incentive payment that the Executive would have earned for the year in which the termination occurs based upon projecting to the end of such year Deluxe’s actual performance through the termination date. In addition, the Executive is entitled to receive a lump sum payment equal to three times the sum of the Executive’s annual base salary and the higher of Target Bonus or the average of Executive’s annual incentive payments for the last three full fiscal years prior to the Effective Date, plus three times the amount that would have been contributed by Deluxe or its affiliates to the retirement and supplemental retirement plans in which the Executive participated prior to his or her termination in respect of such sum. Certain resignations and terminations in anticipation of Changes of Control also constitute qualifying terminations. The Executives are also entitled to the continuation of their medical, disability, life and other health insurance benefits for up to a three-year period after a qualifying termination and to certain out-placement services.

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        The Retention Agreements also provide that if any payment or benefit received or to be received by an Executive, whether or not pursuant to his or her Retention Agreement, would be subject to the federal excise tax on “excess parachute payments,” Deluxe will pay to the Executive such additional amount as may be necessary so that the Executive realizes, after the payment of such excise tax and any income tax or excise tax on such additional amount, the amount of such compensation.

        The foregoing summary is qualified in its entirety by reference to the complete text of the Retention Agreements, copies of which were filed as exhibits to Deluxe’s Annual Report on Form 10-K for the year ended December 31, 2000.

        On April 2, 2001, Deluxe entered into an additional Executive Retention Agreement with Mr. Mosner to replace a previous retention agreement. Under this previous retention agreement, Mr. Mosner would have been entitled to terminate his employment as a result of Deluxe’s restructuring in 2000 and receive payment of the benefits provided in that agreement. To retain Mr. Mosner’s services and ensure a smooth and effective transition to Deluxe’s new structure, Deluxe agreed to pay Mr. Mosner the $2.9 million accrued under this previous retention agreement (plus interest thereon at 8% per annum from April 1, 2000), provided Mr. Mosner remained in Deluxe’s employ through December 31, 2002, unless his employment should be terminated earlier due to his death, disability or by Deluxe without cause. Mr. Mosner satisfied his obligations under this agreement, and a deferred compensation account has been established for Mr. Mosner in this amount and is reflected in the Summary Compensation Table appearing earlier in this proxy statement. The complete text of Mr. Mosner’s Executive Retention Agreement was filed as an exhibit to Deluxe’s Quarterly Report on Form 10-Q for the period ended March 31, 2001.

Executive Severance Agreements

        On March 1, 2001, Deluxe entered into Executive Severance Agreements (the “Severance Agreements”) with each of the Executives. The Severance Agreements are intended to facilitate each Executive’s attention to the affairs of Deluxe and to recognize the key role they serve within the company. Under the Severance Agreements, if an Executive is terminated without cause by Deluxe or by the Executive with Good Reason, and provided the Executive signs a separation and release agreement, that Executive is entitled to receive the benefits described below. Under these agreements, “Good Reason” includes (1) a material diminution of position, authority, duties or responsibilities; (2) a material reduction in aggregate compensation and incentive opportunities; (3) a requirement to relocate more than 50 miles from his or her then-current location; (4) termination by Deluxe of the Executive’s employment which is not effected pursuant to written notice specifying the cause of termination; or (5) any request or requirement by Deluxe that the Executive take any action or omit to take any action that is inconsistent with or in violation of Deluxe’s policies. The Severance Agreements do not apply if an Executive’s employment is terminated following a Change of Control under circumstances that would entitle the Executive to receive benefits under the Retention Agreements described above.

        The Severance Agreements provide for the following benefits in the event the Executive is terminated by Deluxe without cause or such Executive terminates his or her employment for Good Reason: (1) 12 months of severance pay at his or her then-current level of base monthly salary; (2) for a period of six months following the severance period (12 months for Mr. Mosner), an additional monthly payment during each month in such period equal to the amount, if any, that his or her monthly base compensation as of termination exceeds the monthly compensation earned during that month; (3) executive-level outplacement services for up to 12 months; and (4) an additional lump sum payment of $13,000 to assist with other costs and expenses that may be incurred in connection with his or her employment transition.

Change of Control

        In addition to the change of control features applicable to some of the equity-based awards described elsewhere in this proxy statement, Deluxe utilizes a form of stock option agreement under which the three-year vesting schedule of the options granted to officers of Deluxe is subject to acceleration upon certain defined changes of control of Deluxe.

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COMPARATIVE STOCK PERFORMANCE

        The table below compares the cumulative total shareholder return on our common stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and a peer group of companies comprised of the following 10 companies: Banta Corporation, Bowne & Co., John H. Harland Company, Mail-Well, Inc., Moore Corporation, New England Business Services, Inc., Reynolds & Reynolds Co., RR Donnelley & Sons Company, Standard Register & Co., and Wallace Computer Systems, Inc. (the “Peer Group Index”). The companies in the peer group have been chosen due to their similar lines of business. This same peer group serves as Deluxe’s primary benchmark in evaluating director and executive officer compensation.

TOTAL SHAREHOLDER RETURN*
Comparison of Five-Year Cumulative Return
(Dividends Reinvested)

* The graph assumes that $100 was invested on December 31, 1998 in each of Deluxe common stock, the S&P 500 Stock Index and the Peer Group Index, and that all dividends were reinvested, including the stock dividend paid to shareholders of Deluxe in shares of eFunds Corporation common stock in connection with the spin-off of eFunds from Deluxe on December 29, 2000. The Peer Group Index is weighted by market capitalization.

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FISCAL YEAR 2003 AUDIT
AND INDEPENDENT AUDITORS

Audit Committee Report

        The following is the report of the Audit Committee with respect to Deluxe’s audited financial statements presented in its Annual Report to Shareholders for the fiscal year ended December 31, 2003, which include the consolidated balance sheets of Deluxe as of December 31, 2003 and 2002, and the related consolidated statements of income, comprehensive income and cash flows for each of the three years in the period ended December 31, 2003, and the notes thereto. The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Deluxe specifically incorporates it by reference in such filing.

        The Audit Committee of the Board of Directors currently is comprised of the four undersigned directors, all of whom have been determined by the Board to be independent under the rules of the Securities and Exchange Commission and the New York Stock Exchange. The Audit Committee acts under a written charter approved by the Board of Directors. The Audit Committee reviews the adequacy of that charter on an annual basis. Based upon its most recent review, the Audit Committee recommended to the Board several enhancements to the charter, which were approved by the Board in January 2004. A complete copy of the Committee’s revised charter is attached as Appendix B to this proxy statement and is posted on the Investor Relations page of Deluxe’s website at www.deluxe.com under the “Corporate Governance” caption.

        As stated in its charter, the Audit Committee assists the Board in monitoring the integrity of Deluxe’s financial statements, the effectiveness of the internal audit function and independent auditors, and Deluxe’s compliance systems. In carrying out these responsibilities, the Audit Committee met with Deluxe management periodically during the year to consider the adequacy of Deluxe’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with PricewaterhouseCoopers LLP, Deluxe’s independent auditors, and with the appropriate financial personnel and internal auditors, and met privately on a regular basis with both the independent auditors and with the internal auditors, each of whom reports and has unrestricted access to the Audit Committee.

        The Audit Committee reviewed with management and the independent auditors Deluxe’s 2003 audited financial statements and met separately with both management and the independent auditors to discuss and review those financial statements and reports prior to issuance. Management has the primary responsibility for Deluxe’s financial statements and the overall reporting process, including Deluxe’s system of internal controls. Management has represented and PricewaterhouseCoopers LLP has confirmed in its opinion to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles and fairly present, in all material respects, the financial condition of Deluxe.

        The Audit Committee also received from, and discussed with, the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from Deluxe. As part of its efforts to ensure the independence of Deluxe’s independent auditors, the Committee maintains a policy requiring the pre-approval by the Committee of all services to be provided by the independent auditors, and reviews all services actually performed by the auditors in connection with its discussions regarding auditors continued independence. No persons other than the independent auditor’s full-time employees were used in conducting the independent auditor’s audit engagement. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which include, among other items, matters related to the conduct of the audit of Deluxe’s financial statements.

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        Based on the review and discussions referred to above, the Committee recommended to Deluxe’s Board of Directors that Deluxe’s audited financial statements be included in Deluxe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

MEMBERS OF THE AUDIT COMMITTEE Martyn R. Redgrave, Chair Barbara B. Grogan Mary Ann O'Dwyer Robert C. Salipante

Fees Paid to Independent Auditors Aggregate fees for professional services rendered for Deluxe by PricewaterhouseCoopers LLP during the years ended December 31, 2003 and 2002 were:

	2003	2002
Audit	$429,000	$416,000

Audit-Related	339,900	125,700

Tax	9,600	6,900

Other	0	0

Total	$778,500	$548,600

The Audit fees billed for the fiscal years ended December 31, 2003 and 2002 were for professional services rendered for audits of the annual consolidated financial statements and reviews of the quarterly financial statements included in Deluxe’s quarterly reports on Form 10-Q filed with the SEC, assurance services in connection with the filing of SEC registrations statements, and consultations regarding accounting or disclosure treatment of transactions which were considered auditing services.

The Audit-Related fees billed in each of the fiscal years ended December 31, 2003 and 2002 were for employee benefit plan audits. Audit-related fees for 2003 also included assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002. Audit-related fees for 2002 also included an audit of a subsidiary and consultations regarding accounting or disclosure treatment of transactions which were considered audit-related services.

Tax fees billed in each of the fiscal years ended December 31, 2003 and 2002 were for services related to preparation of employee benefit plan returns.

The Audit Committee pre-approved 100% of the services described above.

Policy on Audit Committee Pre-Approval of Independent Auditor Fees and Services

        In order to assure that our independent auditor is engaged only to provide audit and non-audit services that are compatible with maintaining the auditor’s independence, the Audit Committee has adopted a policy which requires the Audit Committee to review and approve all services to be provided by PricewaterhouseCoopers LLP before the firm is retained. The Audit Committee may delegate its pre-approval authority to one or more members of the Audit Committee. However, a full report of any such

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approvals must be given at the next Audit Committee meeting. The Audit Committee is required to specifically approve the fee levels for all services. Requests for approval of services must be jointly submitted to the Audit Committee by the independent auditor, Deluxe’s chief financial officer and Deluxe’s director of internal audit and must include (1) a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence and (2) a reasonably detailed description of the proposed services. The complete text of our Audit and Non-Audit Services Pre-Approval Policy is posted on the Investor Relations page of our website at www.deluxe.com under the “Corporate Governance” caption.

ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has appointed PricewaterhouseCoopers LLP as independent auditors to examine the financial statements of Deluxe for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP has acted as independent auditors of Deluxe since 2001.

        Pursuant to the Audit Committee Charter, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP as Deluxe’s independent auditors to the shareholders for ratification. Deluxe anticipates that representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement if they so desire and will be able to respond to appropriate questions from shareholders.

        The Board of Directors recommends that you vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors.

ITEM 3: APPROVAL OF 2004 ANNUAL INCENTIVE PLAN

GENERAL

        As explained in the Compensation Committee Report on Executive Compensation in this proxy statement, annual incentive compensation is an integral part of our compensation program. In recent years, our management and highly compensated employees have received awards under Deluxe’s 2000 Annual Incentive Plan, which expired on December 31, 2003. In January 2004, our Board of Directors adopted the Deluxe Corporation 2004 Annual Incentive Plan (the “2004 Incentive Plan”) so that Deluxe can continue to provide a competitive annual incentive compensation opportunity in order to advance the interests of Deluxe and its shareholders by attracting and retaining key employees and to provide employees with an opportunity to increase their ownership of our common stock, which will increase their personal interest in Deluxe’s long-term success. As in the case of our prior plan, the 2004 Annual Incentive Plan is designed to reward executive officers and key employees only if specific, objective, predetermined performance goals are achieved during a performance period.

        Subject to shareholder approval, the 2004 Incentive Plan is designed so that compensation paid under the Plan will be tax deductible by Deluxe under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code generally limits to $1,000,000 the amount that Deluxe is allowed each year to deduct for compensation paid to our chief executive officer and our other four most highly compensated executive officers (sometimes referred to as “162(m) officers”). However, “qualified performance-based compensation” is not subject to this deductibility limit. The 2004 Incentive Plan contains provisions necessary for the incentive payments made under the Plan to qualify as performance-based compensation, including the requirement that Deluxe’s shareholders approve the business criteria upon which performance goals are based and a limit on the maximum amount that may be paid to an executive officer with respect to any performance period.

        In accordance with the requirements of Section 162(m) of the Code, the 2004 Incentive Plan is being presented to shareholders for their approval. If the shareholders approve the 2004 Incentive Plan, all incentive payments under the Plan (including payments based on performance criteria established for

30

fiscal year 2004) will be deductible under Section 162(m) of the Code for the next five fiscal years. If the 2004 Incentive Plan is not approved by shareholders, no awards may be paid to the 162(m) officers under the 2004 Incentive Plan. In such event, the Compensation Committee may use an alternative framework for the annual incentive program, but such alternative likely would not comply with Section 162(m).

        The complete text of the 2004 Incentive Plan is attached as Appendix C to this proxy statement. The following summary is qualified in its entirety by reference to Appendix C.

SUMMARY OF THE 2004 INCENTIVE PLAN

Eligibility

        Participation in the 2004 Incentive Plan is limited to executive officers and other key employees selected by the Compensation Committee. As of the date of this proxy statement, 86 employees were participants in the 2004 Incentive Plan.

Administration

        The 2004 Incentive Plan is administered by the Compensation Committee, which consists solely of individuals who qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. On or prior to the 90th day of each performance period under the 2004 Incentive Plan, the Compensation Committee must designate the participants, set the performance goals for the awards for the applicable performance period, determine the percentage of the annual incentive payment that participants may receive in shares of Deluxe common stock if they elect to receive payment in shares or restricted stock units, and determine the other terms and conditions of the awards. Under the 2004 Incentive Plan, the Compensation Committee is required to certify that the applicable performance goals have been met prior to payment of any incentive awards to participants. The Compensation Committee also has the authority to interpret the 2004 Incentive Plan and establish rules and make any determinations for the administration of the Plan.

        The Compensation Committee may delegate any of its powers and duties under the 2004 Incentive Plan to one or more of Deluxe’s officers or a committee of such officers, unless such delegation would cause the 2004 Incentive Plan to fail to comply with the provisions of Section 162(m) of the Code. In addition, the Compensation Committee may not delegate its power to make determinations regarding awards for executive officers.

Determination of Incentive Awards; Payment

        Awards granted to participants under the 2004 Incentive Plan are specified as a dollar amount or percentage of annual base salary, as determined by the Compensation Committee. The right to receive payment of any award will be based solely on the attainment of one or more specific, objective, predetermined performance goals selected by the Compensation Committee within the first 90 days of a performance period. For the chief executive officer and other 162(m) officers, performance goals will be based solely on one or more of the following business criteria: sales values; margins; volume; cash flow; stock price; market share; revenue; sales; earnings per share; profits; earnings before interest expense and taxes; earnings before interest expense, interest income and taxes; earnings before interest expense, taxes, and depreciation and/or amortization; earnings before interest expense, interest income, taxes, and depreciation and/or amortization; return on equity or costs; return on invested or average capital employed; economic value; or cumulative total return to shareholders.

        Performance goals may relate to a particular individual, an identifiable business unit or Deluxe as a whole. Under the 2004 Incentive Plan, the Compensation Committee may designate other performance criteria for awards to participants who are not 162(m) officers of Deluxe.

        The maximum amount of an incentive payment that may be paid to any participant pursuant to the 2004 Incentive Plan for any performance period may not exceed $5,000,000. Once awards have

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been granted, the Compensation Committee may not increase the payment to any 162(m) officer for any performance period, but has discretion to reduce the amount of an incentive payment that would otherwise be payable if the performance criteria have been met. The Compensation Committee has the discretion to increase or decrease the amount of any incentive payment otherwise payable to any participant who is not a 162(m) officer.

        The Compensation Committee may permit participants to elect to receive all or portion of their incentive payment in the form of cash, shares of common stock, restricted stock units or a combination of these. All equity compensation paid to participants will be granted under and governed by the terms and conditions of Deluxe’s 2000 Stock Incentive Plan, as amended. The Compensation Committee may also award additional shares of common stock or restricted stock units to participants who elect to receive their incentive payment in the form of common stock or restricted stock units, provided that the value of all such shares and restricted stock units granted combined with other awards payable under the 2004 Incentive Plan will not exceed $5,000,000 for any performance period. Shares of common stock and restricted stock units will be granted under and governed by the terms and conditions of Deluxe’s 2000 Stock Incentive Plan, as amended. We expect that a participant who receives restricted stock units will also receive cash payments equivalent to the amount of cash dividends paid on a corresponding number of shares of Deluxe common stock until such time the restricted stock units are forfeited or exchanged for shares of common stock. Participants may also elect to defer any cash incentive payments in accordance with any available deferred compensation plan.

Amendment and Termination

        The Board of Directors may amend, suspend or terminate the 2004 Incentive Plan without the approval of Deluxe’s shareholders unless, in the absence of shareholder approval, such action would violate the rules or regulations of the New York Stock Exchange or any other securities exchange that are applicable to Deluxe. The 2004 Incentive Plan will terminate by its terms on December 31, 2008. No awards may be granted under the 2004 Incentive Plan after it terminates, but outstanding awards may extend beyond termination unless otherwise expressly provided in the 2004 Incentive Plan.

Federal Tax Consequences

        The following is a summary of the principal federal income tax consequences generally applicable to incentive payments that may be made under the 2004 Incentive Plan.

        The amount of any cash or the dollar value of any common stock received outright and not subject to forfeiture, or common stock received pursuant to a restricted stock unit granted in connection with the 2004 Incentive Plan, is taxable as ordinary income to a participant. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, compensation paid under the 2004 Incentive Plan is “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, Deluxe will be entitled to a corresponding tax deduction at the time a participant recognizes ordinary income from the 2004 Incentive Plan.

        Participants who receive shares of common stock pursuant to the 2004 Incentive Plan that are not transferable and subject to a substantial risk of forfeiture must, unless a special election is made pursuant to the Code, recognize ordinary income equal to the fair market value of such securities, determined as of the first time such securities become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. Deluxe expects to be entitled to a corresponding tax deduction. It is not anticipated that there will be any tax consequences to Deluxe in connection with a subsequent disposition of any securities acquired by a participant.

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NEW PLAN BENEFITS

        The amounts that will be received by officers and employees of Deluxe under the 2004 Incentive Plan, if the plan is approved by the shareholders, are not presently determinable. The amounts shown below reflect the benefits that would have been received by the indicated participants if the 2004 Annual Incentive Plan had been in effect in 2003, and the 2004 salaries, target awards and award percentages applicable to such individuals were applied to Deluxe’s performance against targets during the fiscal year ended December 31, 2003.

        Given that the amounts actually received by participants under the 2004 Incentive Plan will depend on Deluxe’s future performance, the amounts presented below are for illustrative purposes only, and actual payouts under the plan, if any, are likely to be different from those presented. In addition, no payments would be made under the plan if Deluxe’s performance during 2004 is less than 95% of the targeted performance level, and the Compensation Committee reserves the right to reduce the amount of any award otherwise payable to a 162(m) officer under the plan.

Name and Position	Dollar Value(1)
Lawrence J. Mosner	$337,500

Ronald E. Eilers	$145,800

Douglas J. Treff	$79,000

Richard L. Schulte	$104,600

Stephen J. Berry	$106,700

All Current Executive Officers as a Group	$1,029,300

Non-Employee Directors as a Group	Not Applicable

All Employees Who Are Not Executive Officers, as a Group	$3,512,300

_________________
(1)

Based on application of 2004 salaries, target awards and award percentages to Deluxe’s 2003 performance against targets. To encourage stock ownership by Deluxe’s key employees, participants in the 2004 Incentive Plan may elect to receive restricted stock units in lieu of cash, in which case they will receive restricted stock units valued at some percentage in excess of the cash forgone, as determined by the Compensation Committee. For 2004, this percentage has been set at 50% and units that may be granted for the 2004 performance period would be subject to a two-year vesting period. The amounts reflected in this table assume payments are made solely in cash, as Deluxe is not presently able to determine the extent to which participants may receive restricted stock units in lieu of cash, or the number or value of such restricted stock units.

BOARD VOTING RECOMMENDATION The Board of Directors recommends that you vote FOR the proposal to approve the Deluxe Corporation 2004 Annual Incentive Plan.

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ITEM 4: APPROVAL OF AMENDMENTS TO THE 2000 STOCK INCENTIVE PLAN

PROPOSED AMENDMENTS

        Deluxe’s shareholders approved the 2000 Stock Incentive Plan (the “Stock Incentive Plan”) in 2000 and approved an amendment to the Plan in 2002. The Stock Incentive Plan provides for grants of various types of stock-based awards that are designed to align the interests of our executive officers and other employees with the long-term interests of our shareholders and to support Deluxe’s business objectives. While, in the past, we have relied on stock options as the primary form of long-term incentive compensation, we intend to move toward a compensation program that relies on a combination of options and other stock-based awards to achieve our compensation objectives, with the principal component being performance awards linked to the achievement of objective three-year performance criteria. This strategy is outlined in further detail in the Compensation Committee Report on Executive Compensation in this proxy statement. Accordingly, the Board of Directors has approved, subject to shareholder approval, certain amendments to the Stock Incentive Plan, as described below.

        The Stock Incentive Plan currently authorizes 8,500,000 shares for awards and further provides that no more than 1,000,000 shares in the aggregate may be issued in the form of restricted stock or in payment of restricted stock units or performance awards. In order to achieve our compensation objectives as described above, it is necessary to amend the Stock Incentive Plan to make more shares available for grants of restricted stock, restricted stock units and performance awards. This amendment would not increase the total number of shares authorized for awards under the Stock Incentive Plan. In addition, the proposed amendments would permit performance awards paid under the Stock Incentive Plan to be tax deductible to Deluxe under Section 162(m) of the Code, as “qualified performance-based compensation,” and would extend the term of the Stock Incentive Plan to correspond with the term of the 2004 Annual Incentive Plan, which also has been presented to shareholders for approval. (See Item 3: Approval of the 2004 Annual Incentive Plan.) The amendments to the Stock Incentive Plan being presented for approval by the shareholders would:

•	increase the number of shares available for grants of restricted stock, restricted stock units and performance awards from 1,000,000 shares to 3,500,000 shares (the total shares authorized for issuance under the Plan would not be increased);

•	qualify performance awards for tax deductibility under Section 162(m) of the Code;

•	extend the term of the 2000 Stock Incentive Plan by one year; and

•	make clarifications and technical changes to the Stock Incentive Plan.

        Except for these amendments, the Stock Incentive Plan would remain unchanged. If the amendments to the Stock Incentive Plan are not approved by shareholders, Deluxe will continue to use the Stock Incentive Plan in its current form as the framework for its equity-based incentive compensation program. However, there would not be a sufficient number of shares allocated for the performance awards program we plan to implement, nor would performance awards granted under the Stock Incentive Plan be qualified under Section 162(m) of the Code. In addition, if the amendments to the Stock Incentive Plan are not approved by shareholders, the performance awards granted to certain executive officers in 2004 would be cancelled. See the “New Plan Benefits” section below.

        The following is a summary of the material terms of the Stock Incentive Plan, including the proposed amendments to the Plan. The complete text of the Stock Incentive Plan, including the proposed amendments, is attached as Appendix D to this proxy statement. The following summary is qualified in its entirety by reference to Appendix D.

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SUMMARY OF THE PLAN

Shares Available For Awards

        The Stock Incentive Plan provides for the issuance of up to 8,500,000 shares of common stock, subject to adjustment for any dividend or other distribution, recapitalization, stock split, merger or other similar corporate transaction or event affecting our shares of common stock. It is proposed that a maximum of 3,500,000 of these shares be available for awards of restricted stock, restricted stock units and performance awards under the Stock Incentive Plan. The Stock Incentive Plan provides that no participant may be granted an award of more than 400,000 shares in the aggregate in any calendar year, the value of which award or awards is based solely on an increase of the value of shares after the date of grant of the award or awards.

        If any shares of common stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the Stock Incentive Plan. If any shares of common stock subject to any grants of restricted stock, restricted stock units or performance awards are not purchased or are forfeited or cancelled, or if any such award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future grants of restricted stock, restricted stock units and performance awards under the Stock Incentive Plan. Shares underlying awards that allow the holder to receive or purchase shares will be counted against the aggregate number of shares available under the Stock Incentive Plan.

Administration

        The Compensation Committee administers the Stock Incentive Plan and has full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Stock Incentive Plan. Subject to the provisions of the Stock Incentive Plan, the Compensation Committee may amend or waive the terms and conditions of an outstanding award, but may not reprice outstanding stock options. The Compensation Committee has authority to interpret the Stock Incentive Plan and establish rules and regulations for the administration of the Stock Incentive Plan. The Compensation Committee may delegate its powers and duties to one or more of Deluxe’s officers, except that the Compensation Committee may not delegate any of its powers and duties with respect to individuals who are subject to Section 16 of the Exchange Act or in such a manner as would cause the Stock Incentive Plan to fail to comply with any of the requirements of Section 162(m) of the Code.

Eligible Employees

        Any employee or non-employee director of Deluxe or its affiliates selected by the Compensation Committee is eligible to receive an award under the Stock Incentive Plan. As of the date of this proxy statement, approximately 300 employees, officers and directors were eligible as a class to be selected by the Compensation Committee to receive awards under the Stock Incentive Plan. Approximately 300 employees, officers and directors held outstanding awards under the Stock Incentive Plan as of the date of this proxy statement.

Types of Awards and Terms and Conditions

        The Stock Incentive Plan permits the granting of:

•	stock options;
•	stock appreciation rights (“SARs”);
•	restricted stock and restricted stock units;
•	performance awards;
•	dividend equivalents; and
•	other stock-based awards valued in whole or in part by reference to or otherwise based upon the value of the common stock.

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        Awards may be granted alone, in addition to, in combination with or in substitution for any other award granted under the Stock Incentive Plan or any other compensation plan. Awards can be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law, and may provide that upon the grant or exercise thereof, the holder will receive cash, shares of common stock or other securities, awards or property, or any combination of these. The exercise price per share under any stock option, the grant price of any SAR and the purchase price of any security which may be purchased under any other stock-based award may not be less than the fair market value on the date of grant of such option, SAR or award. Determinations of fair market value under the Stock Incentive Plan are made in accordance with methods and procedures established by the Compensation Committee.

        Stock Options. Options granted under the Stock Incentive Plan may not have terms longer than ten years and option recipients may exercise their options by tendering cash, shares of common stock or other consideration having a fair market value on the date the option is exercised equal to the exercise price, all as determined by the Compensation Committee. The Stock Incentive Plan provides for the grant of additional options to purchase shares of common stock to participants who exercise their options by delivery of shares in payment of the exercise price.

        Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, in the Compensation Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of common stock over the grant price of the SAR.

        Restricted Stock and Restricted Stock Units. Shares of restricted stock and restricted stock units are subject to such restrictions as the Compensation Committee may impose (including any limitations on the right to vote or the right to receive dividends). These restrictions can lapse separately or in combination at any time, in installments or otherwise as the Compensation Committee determines. Restricted stock and restricted stock units may not be transferred by the holder until the restrictions established by the Compensation Committee lapse. Holders of restricted stock units have the right, subject to any terms and conditions imposed by the Compensation Committee, to receive shares of common stock at some future date. Upon termination of the holder’s employment (as determined under criteria established by the Compensation Committee) during the applicable restriction period, shares of restricted stock and restricted stock units are forfeited, provided that the Compensation Committee may, when it finds that a waiver would be in the best interests of Deluxe, waive all or part of any remaining restrictions.

        Performance Awards. Performance awards granted under the Stock Incentive Plan may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance awards give participants the right to receive payments based solely upon the achievement of certain performance goals during a specified performance period. With respect to performance awards intended to qualify as “performance-based compensation,” the Compensation Committee must establish the performance criteria and target awards for each award recipient within the first 90 days of each performance period. Performance goals must be based solely on one or more of the following business criteria: sales values; margins; volume; cash flow; stock price; market share; revenue; sales; earnings per share; profits; earnings before interest expense and taxes; earnings before interest expense, interest income and taxes; earnings before interest expense, taxes, and depreciation and/or amortization; earnings before interest expense, interest income, taxes, and depreciation and/or amortization; return on equity or costs; return on invested or average capital employed; economic value; or cumulative total return to shareholders.

        The measure of performance may be set by reference to an absolute standard or a comparison versus specified companies or groups of companies and may be applied at individual or organizational levels. The aggregate dollar value of performance awards paid to any recipient in any calendar year may not exceed $5,000,000. If a participant dies, becomes permanently and totally disabled or if such participant’s employment is terminated for some other reason, the Compensation Committee may provide for a pro rata payment of the award for periods leading up to the termination of employment.

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        Other Stock-Based Awards. Under the Stock Incentive Plan, dividend equivalents provide for payments (in cash, shares of common stock or otherwise, as determined by the Compensation Committee) equivalent to the amount of cash dividends paid with respect to a number of shares of common stock determined by the Compensation Committee. The Compensation Committee is also authorized to establish the terms and conditions of other stock-based awards which may be granted under the Stock Incentive Plan.

        Certain Awards to Non-Employee Directors. Each non-employee director who is elected to the Board of Directors receives an award of 1,000 shares of restricted stock on the date of his or her initial election to the Board of Directors. These shares vest in three equal installments on the dates of Deluxe’s annual shareholder meeting in each of the three succeeding years, if such director remains in office immediately following such meeting. In the event that, in accordance with Deluxe’s policy with respect to mandatory retirement of directors, any director is not nominated for election to serve as a director of Deluxe, all restricted stock so awarded will immediately vest in full upon such director’s retirement from the Board of Directors. If a director ceases to be a director prior to the date on which the award is fully vested for any reason other than mandatory retirement, any unvested portion of the award will terminate and be irrevocably forfeited. Each non-employee director also is eligible to receive up to 5,000 non-qualified stock options (not including reload options) under the same terms as other option grant recipients under the Stock Incentive Plan. Each non-employee director is eligible to receive or elect to receive his or her fees for service on the Board of Directors and the committees thereof in shares of common stock or restricted stock units and to defer the receipt of any such units. Non-employee directors are also eligible to receive other awards under the Stock Incentive Plan, as determined by the Compensation Committee.

        Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board of Directors, the Stock Incentive Plan will expire on December 31, 2008, if the proposed amendments to the Plan are approved by shareholders. No awards may be made after that date. However, unless otherwise expressly provided in the Stock Incentive Plan or an applicable award agreement, any award granted under the Stock Incentive Plan prior to expiration may extend beyond the end of such period.

        The Board of Directors may amend, alter or discontinue the Stock Incentive Plan at any time, although shareholder approval must be obtained for any action that would increase the number of shares available or the award limits under the Stock Incentive Plan, permit option repricing or cause Deluxe to be unable, under the Code, to grant incentive stock options under the Stock Incentive Plan. Shareholder approval is also required for any action that would, absent such approval, violate the rules and regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. applicable to Deluxe.

Federal Tax Consequences

        The grant of an option or SAR under the Stock Incentive Plan is not expected to result in any taxable income to the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that a liability may arise pursuant to the alternative minimum tax), and Deluxe will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercising a non-qualified stock option, participants must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and Deluxe will be entitled at that time to a tax deduction in the same amount. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by Deluxe. The tax consequence to a participant upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to Deluxe in connection with disposition of shares acquired under an option, except that Deluxe may be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

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        With respect to other awards granted under the Stock Incentive Plan that are payable either in cash or shares of common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (1) the cash or the fair market value of the shares of common stock received (determined as of the date of such receipt) over (2) the amount (if any) paid for such shares of common stock by the holder of the award, and Deluxe will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (a) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (b) the amount (if any) paid for such shares of common stock by the holder, and Deluxe will be entitled at that time to a tax deduction in the same amount. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the Stock Incentive Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, Deluxe will be entitled to a corresponding tax deduction at the time a participant recognizes ordinary income from the Stock Incentive Plan.

        Special rules may apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR or when restricted stock units are earned may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period up to six months after the date of exercise. Accordingly, the amounts of any ordinary income recognized, and the amount of Deluxe’s tax deduction, are determined as of the end of such period.

        Under the Stock Incentive Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to surrender shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) or other property to Deluxe to satisfy federal and state tax obligations.

NEW PLAN BENEFITS

        Certain awards have been or will be granted under the Stock Incentive Plan during fiscal year 2004. As indicated above, we intend to move away from using options as the sole form of long-term incentive, and instead use a combination of performance awards and other stock-based incentives. The Compensation Committee has granted performance awards for a three-year period ending December 31, 2006, subject to shareholder approval of the amendments described above. With respect to the performance awards, if (1) Deluxe and/or an applicable business unit achieves 100% of the target performance objectives, (2) each recipient of a performance award remains employed by Deluxe through fiscal year 2006 and (3) no new participants are granted performance awards for the three-year period ending December 31, 2006, then the amounts that would be received by the participants for such performance awards are shown in the second column of the table below. In addition, it is anticipated that stock options and restricted stock will be granted under the Stock Incentive Plan during fiscal year 2004. Assuming shareholders approve the amendments described above, the numbers of shares expected to be covered by such grants of stock options and restricted stock are shown in the third and fourth columns of the table below. The stock options would have terms identical to the terms of the stock options granted in fiscal year 2003, as described in the table entitled “Option Grants in Last Fiscal Year” in this proxy statement, and the restricted stock would vest three years from the date of grant.

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Number of Shares Subject to Awards
Name and Position	Performance Awards	Stock Options	Restricted Stock

Lawrence J. Mosner	11,520	25,000	5,200
Ronald E. Eilers	4,870	10,650	2,170
Douglas J. Treff	2,475	5,400	1,125
Richard L. Schulte	1,910	4,155	854
Stephen J. Berry	1,810	3,945	814
All Current Executive Officers as a Group	31,345	68,110	14,140
Non-Employee Directors as a Group	Not Applicable	7,000	1,000
All Employees Who Are Not Executive Officers, as a Group	68,176	147,012	31,307

BOARD VOTING RECOMMENDATION The Board of Directors recommends that you vote FOR the proposal to approve the amendments to the Deluxe Corporation 2000 Stock Incentive Plan. [Left blank intentionally]

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EQUITY COMPENSATION PLAN INFORMATION (1)

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation
plans approved by
shareholders	3,936,702(2)	$35.05(2)	9,618,827(3)

Equity compensation
plans not approved by
shareholders	None	None	None

Total	3,936,702	$ 35.05	9,618,827

_________________
(1)	The table provides information concerning all of our equity compensation plans as of December 31, 2003.

(2)

Includes awards granted under our 2000 Stock Incentive Plan and our previous stock incentive plan, adopted in 1994. The number of securities to be issued upon exercise of outstanding options, warrants and rights includes outstanding stock options of 3,847,185 and restricted stock unit awards of 89,517.

(3)

Of this total, 851,149 shares remain available, in the aggregate, for grants of restricted stock, restricted stock units and performance awards under the 2000 Stock Incentive Plan. Includes 4,820,220 shares reserved for issuance under our Amended and Restated 2000 Employee Stock Purchase Plan.

ITEM 5: SHAREHOLDER PROPOSAL

        The International Brotherhood of Electrical Workers’ Pension Benefit Fund (the “IBEW”), which claims to be the beneficial owner of 2,196 shares of Deluxe’s common stock, has submitted the following proposal for consideration by the shareholders at the meeting. The address of the International Brotherhood of Electrical Workers’ Pension Benefit Fund is 1125 Fifteenth Street Northwest, Washington, D.C. 20005.

TEXT OF PROPOSAL

        Resolved, that the shareholders of Deluxe Corporation (“Company”) request that Deluxe’s Board of Directors and its Executive Compensation Committee replace the current system of compensation for senior executives with the following “Commonsense Executive Compensation” program including the following features:

(1)

Salary – The chief executive officer’s salary should be targeted at the mean of salaries paid at peer group companies, not to exceed $1,000,000 annually. No senior executive should be paid more than the CEO.

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(2)

Annual Bonus – The annual bonus paid to senior executives should be based on well-defined quantitative (financial) and quantitative (non-financial) performance measures. The maximum level of annual bonus should be a percentage of the executive’s salary level, capped at 100% of salary.

(3)

Long-Term Equity Compensation – Long-term equity compensation to senior executives should be in the form of restricted shares, not stock options. The restricted share program should utilize justifiable performance criteria and challenging performance benchmarks. It should contain a vesting requirement of at least three years. Executives should be required to hold all shares awarded under the program for the duration of their employment. The value of the restricted share grant should not exceed $1,000,000 on the date of the grant.

(4)	Severance – The maximum severance payment to a senior executive should be no more than one year’s salary and bonus.

(5)

Disclosure – Key components of the executive compensation plan should be outlined in the Compensation Committee’s report to shareholders, with variances from the Commonsense program explained in detail.

        The Commonsense compensation program should be implemented in a manner that does not violate any existing employment agreement or equity compensation plans.

        Supporting Statement: We believe that compensation paid to senior executives at most companies, including ours, is excessive, unjustified, and contrary to the interests of Deluxe, its shareholders, and other important corporate constituents. CEO pay has been described as a “wasteland that has not been reformed.” (Institutional Shareholder Service senior vice-president, Wall Street Journal, “Executive Pay Keeps Rising, Despite Outcry,” October 3, 2003). As of 2002, the CEO-worker pay gap of 282-to-1 was nearly seven times as large as the 1982 ratio of 42-to-1 according to the United for a Fair Economy’s Tenth Annual CEO Compensation Survey (“Executive Excess 2003 – CEO’s Win, Workers and Taxpayers Lose.”)

        We believe that it is long past time for shareholders to be proactive and provide companies clear input on the parameters of what they consider to be reasonable and fair executive compensation. We believe that executive compensation should be designed to promote the creation of the long-term corporate value. The Commonsense executive compensation principles seek to focus senior executives, not on quarterly performance numbers, but on long-term corporate value growth, which should benefit all the important constituents of Deluxe. We challenge our Company’s leadership and embrace the ideas embodied in the Commonsense proposal, which still offers executives the opportunity to build personal long-term wealth but only when they generate long-term corporate value.

BOARD OF DIRECTORS STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

        The Board of Directors of Deluxe unanimously recommends that you vote AGAINST the above shareholder proposal.

        For many years Deluxe has had an executive compensation program that provides pay for performance. In addition, executive compensation levels consistently have been targeted to be at the median of executive compensation levels at companies of comparable size in Deluxe’s peer group and overall general industry. As described in the Compensation Committee Report on Executive Compensation in this proxy statement, Deluxe’s executive compensation program is designed not only to attract and retain highly skilled and capable executives, but also to align the interests of management with those of the shareholders by linking compensation to corporate performance and requiring stock ownership by management.

        The above shareholder proposal requests that Deluxe’s Board of Directors and Compensation Committee replace Deluxe’s current system of compensation for senior executives with the proponent’s prescribed program, which includes specific limits on or requirements for salary, annual bonus and long-term equity compensation. We understand that Deluxe has not necessarily been singled out because of

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its executive compensation practices, but rather the IBEW and other union funds have submitted proposals identical to the one included in this proxy statement to many companies to be presented to their respective shareholders for approval. While some of Deluxe’s compensation practices are already within the guidelines contained in the proposal, Deluxe’s Board of Directors believes that the Compensation Committee must have flexibility in designing executive compensation programs in order for Deluxe to remain competitive in attracting and retaining highly-qualified executives and to respond to changing market conditions and compensation practices.

        Deluxe maintains a strong pay-for-performance compensation philosophy, with a significant percentage of each executive’s compensation being tied to performance, and therefore at risk. The Board of Directors and the Compensation Committee believe that arbitrary limits on the various components of executive compensation, such as those proposed by the IBEW, would undermine this pay-for-performance philosophy. For example, adoption of the IBEW’s proposed limit on incentive-based compensation could force companies such as Deluxe, whose executives’ base salaries are currently well below the IBEW’s proposed cap, to increase base salaries in order to maintain competitive overall compensation levels. We believe this would be in direct conflict with our attempts to align our compensation program with the interests of our shareholders.

        In addition, the performance criteria upon which we base, as well as the limit on, annual bonus amounts paid to our executive officers have been approved by Deluxe’s shareholders and Deluxe is again seeking shareholder approval for its new Annual Incentive Plan, as described elsewhere in this proxy statement. Payments to executives under Deluxe’s prior Annual Incentive Plan have been, and under the new Annual Incentive Plan will continue to be, based on objective performance criteria and goals established by the Compensation Committee at the beginning of the fiscal year. Finally, the Board of Directors believes that the form of long-term equity compensation should not be limited solely to restricted stock, as indicated in the shareholder proposal. While certain forms of equity compensation may be in favor from time to time, the Board believes that Deluxe is better served by the availability of a variety of forms of equity compensation awards, which may be used to provide appropriate incentives adapted to specific business or strategic goals or changing market or economic conditions. Deluxe is seeking shareholder approval of amendments to its 2000 Stock Incentive Plan in order to accommodate changes to Deluxe’s executive compensation program, as described elsewhere in this proxy statement.

        The above shareholder proposal also requests enhanced disclosure in the Compensation Committee Report on Executive Compensation. However, the Board of Directors believes that the Compensation Committee already provides a detailed description of its philosophy and practices with respect to executive compensation. In addition, as indicated above, Deluxe has consistently sought and obtained shareholder approval of its annual and long-term incentive compensation programs.

BOARD VOTING RECOMMENDATION

        For the reasons described above, the Board of Directors believes that it would not be in the best interests of Deluxe, or in the best interests of the shareholders, to adopt the IBEW’s proposed executive compensation program. Therefore, the Board of Directors recommends a vote AGAINST this proposal.

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OTHER BUSINESS

        The Board of Directors does not intend to present any business at the meeting other than the matters specifically set forth in this proxy statement and knows of no other business scheduled to come before the meeting. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of Deluxe and its shareholders. The proxies solicited by Deluxe will confer discretionary authority on the persons named therein as proxies to vote on any matter presented at the meeting of which the Board of Directors did not have knowledge a reasonable time before Deluxe printed and mailed these proxy materials.

2005 SHAREHOLDER PROPOSALS

        Any shareholder proposals intended to be included in the proxy statement for the annual meeting of shareholders in 2005 must be received by the Secretary of Deluxe at 3680 Victoria Street N., Shoreview, Minnesota 55126-2966 not later than the close of business on November 19, 2004. Proposals received by that date will be included in Deluxe’s 2005 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the SEC.

        Deluxe’s Bylaws provide that a shareholder may present a proposal at the 2005 annual meeting of shareholders that is not included in Deluxe’s proxy statement if proper written notice is given to the chief executive officer or the Secretary of Deluxe at the principal executive offices of Deluxe no later than the close of business on November 19, 2004. The proposal must contain the information required by Deluxe’s Bylaws. You may obtain a copy of the Bylaws by writing to the Secretary of Deluxe.

By Order of the Board of Directors:

Anthony C. Scarfone Secretary

March 19, 2004 43

APPENDIX A Deluxe Corporation Director Independence Standards

I.	Introduction and Purpose

The listing standards of the New York Stock Exchange (NYSE) require that the Company’s Board be comprised of at least a majority of independent directors, and that the Board maintain Nominating/Governance, Compensation and Audit Committees comprised entirely of independent directors. The NYSE also requires the Board to make a formal determination each year as to which of its directors are independent, and to disclose these determinations in the Company’s proxy statement. The purpose of this document is to outline the standards under which the Board makes its independence determinations, thereby ensuring a consistent and disciplined approach to such determinations.

II.	Minimum Standards

The NYSE has established certain minimum standards of independence. According to these standards, a director is automatically disqualified from being deemed independent under the following circumstances:

A.	The director has been employed by the Company, or an immediate family member1 has been an executive officer of the Company, within the last three years;

B.	The director or an immediate family member received more than $100,000 a year in direct compensation from the Company during any of the prior three years, with the exception of director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is in no way contingent on continued service);

C.	The director has been affiliated with or employed by, or an immediate family member was affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company within the past three years;

D.	The director or immediate family member was an executive officer of another company on whose compensation committee one of the Company’s executive officers has served during the last three years; or

E.	The director is an executive officer or employee, or an immediate family member is an executive officer, of a company that, within the last three years, has made payments to, or received payments from, the Company for property or services in an amount exceeding the greater of $1 million or 2% of such other company’s consolidated gross revenues in that fiscal year. (Note that while charitable organizations are not deemed “companies” under this standard, the Company would have to disclose in its proxy statement contributions in excess of these thresholds to any charity for which a director serves as an executive.)

III.	Assessment of Other Relationships – Categorical Standards

In addition to meeting the minimum standards set forth in Section II, no director qualifies as “independent” under the NYSE’s rules unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The basis for determining that any relationship is not material must be disclosed in the Company’s proxy statement.

_________________
[1] For purposes of these standards, an “immediate family member” includes a person’s spouse, parents, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

A-1

However, as an alternative to discussing all non-material relationships a Company might have with its directors, the NYSE allows companies to adopt and disclose categorical standards of independence and make general disclosures as to which directors meet those standards. The following categorical standards have been established to assist the Board in making its independence determinations.

A director who satisfies all of the following standards (in addition to the minimum standards set forth in Section II and any standards applicable to them as Audit Committee members – See Section IV) may be deemed independent. A director who fails to satisfy any particular categorical standard may still be determined to be independent, but the specific basis for such a determination must be explained in the Company’s proxy statement.

Categorical Standards of Independence

A.	The director has never been an employee or executive officer of the Company or any affiliate. (For purposes of these standards, an “affiliate” is any person or entity that controls, is controlled by, or is under common control with another person or entity, such as subsidiaries, sibling companies and parent companies.)

B.	The director is not a former executive, founder or principal of the Company, or of any affiliate, firm or entity acquired by the Company, or firm or entity that was part of a joint venture or partnership including the Company.

C.	No immediate family member of the director is a current employee, or a former executive officer, of the Company or any affiliate.

D.	Neither the director nor any immediate family member, nor any firm or entity with which such director or family member was affiliated in a professional capacity, has provided investment banking advice or served as the Company’s primary legal advisor within the past two years.

E.	Neither the director nor any immediate family member has any direct transactional relationship with the Company or its affiliates, or otherwise has an active role in providing, is a partner or principal owner of a firm or entity providing, or otherwise receives compensation based on the provision of consulting, advisory or other professional services to the Company or its affiliates or officers (except for compensation received by a director solely in his or her capacity as a director).

F.	The director is not a director, trustee, executive officer or employee, and no immediate family member is an executive officer, of any firm or entity (including charitable and non-profit organizations) that, within the last two years, has made annual payments to or received annual payments from the Company or its affiliates in excess of the greater of $200,000 or five percent of the recipient’s consolidated gross revenues.

G.	The director is the beneficial owner (as that term is defined under Rule 13d of the Securities Exchange Act of 1934, as amended) of less than ten percent (10%) of the Company’s outstanding voting securities.

H.	The director is not a party to any contract or arrangement regarding their nomination or election to the Board, or requiring them to vote with management on proposals brought before the Company’s shareholders.

A-2

IV.	Audit Committee Membership

In addition to meeting the foregoing independence requirements, all Audit Committee members must satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act. Assuming the director meets the standards outlined in Sections II and III above, the only additional standard they must pass to be eligible for Audit Committee service is that they not, directly or indirectly, accept any “consulting, advisory or other compensatory fee” from the Company, other than in their capacity as Board or Committee members. Given that this prohibition applies to indirect as well as direct payments, payments to family members and entities with which a director is affiliated must be considered. The SEC has indicated, however, that not all commercial relationships are prohibited, but only relationships involving legal, accounting, investment banking, financial advisory and consulting services.

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APPENDIX B

Deluxe Corporation
Audit Committee Charter

PURPOSE

The Audit Committee is appointed by the Company’s Board of Directors (“Board”) to assist the Board in monitoring (1) the integrity of the Company’s financial statements, (2) the qualifications, independence and performance of the Company’s internal audit function and independent auditors, and (3) the compliance by the Company with applicable legal and regulatory requirements.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members, and shall meet the independence and experience requirements of the New York Stock Exchange (the “NYSE”), the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”). To the extent deemed practicable by the Board, at least one member of the Audit Committee shall be a financial expert as defined by the SEC. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee, and may be replaced by the Board.

MEETINGS

The Audit Committee will meet as often as it deems necessary or prudent, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors, general counsel and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company, outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the authority to appoint or replace the independent auditor. The Board, on the recommendation of the Audit Committee, shall, however, each year submit the selection of the independent auditors to the Company’s shareholders for ratification at the Company’s regular meeting of shareholders.

The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall be responsible for overseeing the work of the independent auditor for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, to the extent such pre-approval is required by the Exchange Act or the SEC’s rules. To the extent consistent with applicable laws, rules and regulations, the Audit Committee may delegate its authority to subcommittees consisting of one or more members, including the authority to grant pre-approvals of audit and permitted non-audit services.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board, and shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee periodically shall review its own performance, but no less often than annually.

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The Audit Committee shall make and file such reports or statements, and take such further actions, as may be required by the rules of the NYSE or SEC, including, without limitation, the audit committee report required to be included in the Company’s annual proxy statement.

To the extent it deems necessary or appropriate, the Audit Committee shall perform the following functions:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent auditor’s review of the quarterly financial statements, prior to the filing of its Forms 10-Q.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss reports from the independent auditors regarding:

(a) The Company’s critical accounting policies and practices;

(b) Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and ramifications of the use of such alternatives; and

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases, including the use of any “pro forma” or “adjusted” non-GAAP information as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be limited to discussing the types of information to be disclosed and the types of presentations to be made, and need not entail the Committee’s review of the specific format of such information and/or presentations.

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management practices.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review any issues identified by the Company’s CEO and CFO in conjunction with their certification of the Company’s periodic reports under the Exchange Act regarding the effectiveness of the Company’s internal controls and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

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Oversight of the Company’s Relationship with the Independent Auditor

10.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11.	Ensure the rotation of independent auditor personnel as required by applicable law, rule or regulation, and periodically consider whether, in order to assure continuing auditor independence, there should be some regular rotation of the audit firm itself.

12.	Establish policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

14.	Review the appointment, replacement and performance of the director of Internal Audit, who shall report directly to the Audit Committee, and otherwise oversee the work of the internal auditing department.

15.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

16.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

17.	Review with the independent auditor any issues having potential implications under Section 10A(b) of the Exchange Act.

18.	Review the implementation and effectiveness of the Company’s legal and ethical compliance programs and maintain procedures for the receipt, retention and handling of any complaint received by the Company regarding accounting, internal accounting, controls or auditing matters, and the submission of complaints by employees on a confidential and anonymous basis of concerns regarding accounting or auditing matters.

19.	Review with management, the Company’s director of Internal Audit and the independent auditor the Company’s and its affiliated entities’ conformity with applicable legal requirements and the Company’s ethics policies, and provide periodic reports to the Board regarding the same.

20.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies which raise material issues regarding the Company’s financial statements or accounting policies.

21.	Discuss with the Company’s internal and/or outside counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

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LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management.

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APPENDIX C

Deluxe Corporation
2004 Annual Incentive Plan

1.    Establishment.

        On January 27, 2004, the Board of Directors of Deluxe Corporation, upon recommendation by the Compensation Committee of the Board of Directors, approved an incentive plan for executives and key employees of the Company as described herein, which plan shall be known as the “Deluxe Corporation 2004 Annual Incentive Plan.” This Plan shall be submitted for approval by the shareholders of Deluxe Corporation at the 2004 Annual Meeting of Shareholders, and no benefits shall be paid to Executives pursuant to this Plan unless and until this Plan has been approved by the shareholders.

2.    Purpose.

        The purpose of this Plan is to advance the interests of Deluxe Corporation and its shareholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and growth of the business of the Company. This Plan is further intended to provide employees with an opportunity to increase their ownership of the Company’s common stock and, thereby, to increase their personal interest in the long-term success of the business in a manner designed to increase shareholder value.

3.    Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:

        3.1 Base Salary – a Participant’s annualized base salary, as determined by the Compensation Committee, as of the last day of a Performance Period.

        3.2 Code – the Internal Revenue Code of 1986, as it may be amended from time to time, and any proposed, temporary or final Treasury Regulations promulgated thereunder.

        3.3 Common Stock – the common stock, par value $1.00 per share, of Deluxe.

        3.4 Company – Deluxe Corporation, a Minnesota corporation, and its subsidiaries or affiliates, whether now or hereafter established.

        3.5 Compensation Committee – a committee of the Board of Directors of the Company designated by such Board to administer the Plan which shall consist of members appointed from time to time by the Board of Directors and shall be composed of not fewer than such number of directors as shall be required to permit grants and awards made under the Plan to satisfy the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, or any successor rule or regulation (“Rule 16b-3”). Each member of the Compensation Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code.

        3.6 Executives – all Participants for a given Performance Period designated by the Compensation Committee as “Executives” for purposes of this Plan. The Compensation Committee shall designate as Executives all Participants it reasonably believes may be “named executive officers” under Item 402 of Regulation S-K promulgated under the 1934 Act for that Performance Period.

        3.7 Match Percentage – the percentage established by the Compensation Committee pursuant to the Plan as provided in Section 6.1 below.

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        3.8 Maximum Award Percentage – a percentage, which may be greater or less than 100%, as determined by the Compensation Committee for each Participant with respect to each Performance Period and with respect to each Performance Factor.

        3.9 Other Participants – all Participants for a given Performance Period who are not designated as “Executives” by the Compensation Committee for such Performance Period.

        3.10 Participants – any management or highly compensated employees of the Company who are designated by the Compensation Committee prior to the start of a Performance Period as Participants in this Plan. Directors of the Company who are not also employees of the Company are not eligible to participate in the Plan. Participants shall be designated as either Executives or Other Participants by the Compensation Committee as provided in Section 4.3 below.

        3.11 Performance Factor – the pre-established, objective performance goals selected by the Compensation Committee for each Participant with respect to each Performance Period and which shall be determined solely on account of the attainment of one or more pre-established, objective performance goals selected by the Compensation Committee in connection with the grant of an award hereunder; provided, however, that in the case of Other Participants, such performance goals need not be objective and may be based on such business criteria as the Compensation Committee may determine to be appropriate, which may include financial and nonfinancial performance goals that are linked to such individual’s business unit or the Company as a whole or to such individual’s areas of responsibility. The objective performance goals for Executives shall be based solely on one or more of the following business criteria, which may apply to the individual in question, an identifiable business unit or the Company as a whole, and on an annual or other periodic or cumulative basis: sales values, margins, volume, cash flow, stock price, market share, revenue, sales, earnings per share, profits, earnings before interest expense and taxes, earnings before interest expense, interest income and taxes, earnings before interest expense, taxes, and depreciation and/or amortization, earnings before interest expense, interest income, taxes, and depreciation and/or amortization, return on equity or costs, return on invested or average capital employed, economic value, or cumulative total return to shareholders (in each case, whether compared to pre-selected peer groups or not).

        3.12 Performance Period – each consecutive twelve-month period commencing on January 1 of each year during the term of this Plan.

        3.13 Plan – this Deluxe Corporation 2004 Annual Incentive Plan.

        3.14 Stock Incentive Plan – the Deluxe Corporation 2000 Stock Incentive Plan, as amended from time to time.

        3.15 Target Award – a dollar amount or a percentage of Base Salary, which may be greater or less than 100%, as determined by the Compensation Committee with respect to each Participant for each Performance Period.

        3.16 Units – Restricted Stock Units, as defined in the Stock Incentive Plan.

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4.    Administration.

        4.1 Power and Authority of Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full power and authority, subject to all the applicable provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (b) construe, interpret and administer the Plan and any instrument or agreement relating to the Plan, (c) determine, from time to time, whether shares of Common Stock and/or Units will be made available to Participants under the Plan, and (d) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Compensation Committee pursuant to the Plan or any instrument or agreement relating to the Plan shall be (i) within the sole discretion of the Compensation Committee, (ii) may be made at any time and (iii) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, Participants, and their legal representatives and beneficiaries, and employees of the Company.

        4.2 Delegation. The Compensation Committee may delegate its powers and duties under the Plan to one or more officers of the Company or a committee of such officers, subject to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion; provided, however, that the Compensation Committee shall not delegate its power (a) to make determinations regarding officers or directors of the Company who are subject to Section 16 of the 1934 Act or (b) in such a manner as would cause the Plan not to comply with the provisions of Section 162(m) of the Code.

        4.3 Determinations made prior to each Performance Period. On or before the 90th day of each Performance Period, the Compensation Committee shall:

(a) designate all Participants (including designation as Executives or Other Participants) for such Performance Period;

(b) establish a Target Award and a Match Percentage for each Participant; and

(c) with respect to each Participant, establish one or more Performance Factors and a corresponding Maximum Award Percentage for each Performance Factor.

        4.4 Certification. Following the close of each Performance Period and prior to payment of any amount to any Participant under the Plan, the Compensation Committee must certify in writing which of the applicable Performance Factors for that Performance Period (and the corresponding Maximum Award Percentages) have been achieved and certify as to the attainment of all other factors upon which any payments to a Participant for that Performance Period are to be based.

        4.5 Shareholder Approval. The material terms of this Plan shall be disclosed to and submitted for approval by shareholders of the Company in accordance with Section 162(m) of the Code. No amount shall be paid to any Executive under this Plan unless such shareholder approval has been obtained.

5.    Incentive Payment.

        5.1 Formula. Each Participant shall receive an incentive payment for each Performance Period in an amount not greater than:

(a) the Participant’s Target Award for the Performance Period, multiplied by

(b) the Participant’s Maximum Award Percentage for the Performance Period that corresponds to the Performance Factor achieved by the Participant for that Performance Period.

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5.2 Limitations.

       (a)   Discretionary Increase or Reduction. The Compensation Committee shall retain sole and absolute discretion to increase or reduce the amount of any incentive payment otherwise payable to any Participant under this Plan, but may not increase the payment to any Executive for any Performance Period.

       (b)   Continued Employment. Except as otherwise provided by the Compensation Committee, no incentive payment under this Plan with respect to a Performance Period shall be paid or owed to a Participant whose employment terminates prior to the last day of such Performance Period.

(c) Maximum Payments. No Participant shall receive a payment under this Plan for any Performance Period in excess of $5.0 million, including the value of any Match Percentage.

6.    Benefit Payments.

        6.1 Time and Form of Payments. Prior to a date specified by the Compensation Committee but in no event later than the 90th day of a Performance Period, each Participant shall elect whether to receive benefits which may be paid under the Plan in cash or in the form of shares of Common Stock or Units (whichever is made available by the Compensation Committee to such Participant in the Compensation Committee’s sole discretion) or some combination thereof. Participants who elect to receive some percentage of the incentive payment in the form of cash shall be entitled to elect, at the same time as the cash election is made, to defer such receipt in accordance with the terms of any Company deferred compensation plan in effect at the time and applicable to such cash payment. In the event a Participant has elected to receive some percentage of the incentive payment in the form of cash, and subject to any such deferred compensation election, such cash incentive shall be paid as soon as administratively feasible after the Compensation Committee has made the certifications provided for in Section 4.4 above and otherwise determined the amount of such Participant’s incentive payment payable under this Plan. In the event that a Participant chooses to receive some percentage of the incentive payment in the form of shares or Units (as the case may be), in lieu of cash (the “Share Dollar Amount”), the Participant shall be entitled to receive shares of restricted Common Stock or Units (as the case may be) equal to a percentage (the “Match Percentage”) of the Share Dollar Amount established by the Compensation Committee pursuant to this Plan. The number of shares or Units issued or granted pursuant to this Section 6.1 shall be determined based on the fair market value of a share of Common Stock (as determined in accordance with the terms of the Stock Incentive Plan) as of the date specified by the Compensation Committee that such shares or Units are to be issued or awarded, after the Compensation Committee has made the certifications required by Section  4.4 above and otherwise determined the amount of a Participant’s incentive payment payable under this Plan.

        In the event a Participant has elected to receive some percentage of the incentive payment in the form of shares of Common Stock or Units (as the case may be), such shares or Units shall be issued or awarded, respectively, pursuant to the Stock Incentive Plan, which shares or Units shall be subject to such forfeiture rights and to such restrictions regarding transfer as may be established by the Compensation Committee; provided, however, that the individual share limitations contained in Section 4(d)(i) and (ii) of the Stock Incentive Plan shall not apply to shares issued under this Plan, but the aggregate value of any cash, shares and Units paid or granted to any Participant for any Performance Period shall be subject to Section 5.2(c) of this Plan.

        6.2 Nontransferability. Except as otherwise determined by the Compensation Committee, no right to any incentive payment hereunder, whether payable in cash, shares or other property, shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that if so determined by the Compensation Committee, a Participant may, in the manner established by the Compensation Committee designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any cash, shares or property hereunder upon the death of the Participant. No right to any incentive payment hereunder may be pledged, attached or otherwise encumbered, and any purported pledge, attachment or encumbrance thereof shall be void and unenforceable against the Company.

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        6.3 Tax Withholding. In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Compensation Committee may establish such policy or policies as it deems appropriate with respect to such laws and regulations, including without limitation, the establishment of policies to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or part of the federal and state taxes to be withheld or collected upon receipt or payment of (or the lapse of restrictions relating to) an incentive payment payable hereunder, the Compensation Committee, in its sole discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon payment of (or the lapse of restrictions relating to) an incentive payment hereunder with a fair market value equal to the amount of such taxes or (b) delivering to the Company shares of Common Stock other than the shares issuable upon payment of (or the lapse of restrictions relating to) such incentive payment with a fair market value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

7.     Amendment and Termination; Adjustments. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the plan:

       (a)   Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan, without the approval of the shareholders of the Company, except that no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company.

       (b)   Waivers of Incentive Payment Conditions or Rights. The Compensation Committee may waive any conditions of or rights of the Company under any right to an incentive payment hereunder, prospectively or retroactively.

       (c)   Limitation on Amendments to Incentive Payment Rights. Neither the Compensation Committee nor the Company may amend, alter, suspend, discontinue or terminate any rights to an incentive payment, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

       (d)   Correction of Defects, Omissions and Inconsistencies. The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

8.    Miscellaneous.

        8.1 Effective Date. This Plan shall be deemed effective, subject to shareholder approval, as of January 1, 2004.

        8.2 Term of the Plan. Unless the Plan shall have been discontinued or terminated, the Plan shall terminate on December 31, 2008. No right to receive an incentive payment shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan, any right to receive an incentive payment theretofore granted may extend beyond the termination of the Plan, and the authority of the Board of Directors and Compensation Committee to amend or otherwise administer the Plan shall extend beyond the termination of the Plan.

        8.3 Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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        8.4 Applicability to Successors. This Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. If the Company becomes a party to any merger, consolidation or reorganization, this Plan shall remain in full force and effect as an obligation of the Company or its successors in interest (except to the extent modified by the terms of the Stock Incentive Plan with respect to the shares of restricted Common Stock or Units (as the case may be) issued pursuant to Section 6.1 hereof).

        8.5 Employment Rights and Other Benefit Programs. The provisions of this Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, this Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, any Participant’s employment at any time. This Plan shall not replace any contract of employment, whether oral or written, between the Company and any Participant, but shall be considered a supplement thereto. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

        8.6 No Trust or Fund Created. This Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or of any affiliate.

        8.7 Governing Law. The validity, construction and effect of the Plan or any incentive payment payable under the Plan shall be determined in accordance with the laws of the State of Minnesota.

        8.8 Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Compensation Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

        8.9 Qualified Performance-Based Compensation. All of the terms and conditions of the Plan shall be interpreted in such a fashion as to qualify all compensation paid hereunder as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

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APPENDIX D

Deluxe Corporation
2000 Stock Incentive Plan, as Amended

Section 1.   Purpose.

        The purpose of the plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting management personnel capable of assuring the future success of the Company, by offering such personnel incentives to put forth maximum efforts for the success of the Company’s business, and by affording such personnel an opportunity to acquire a proprietary interest in the Company.

Section 2.   Definitions.

        As used in the plan, the following terms shall have the meanings set forth below:

       (a)   “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the committee.

       (b)   “Award” shall mean any option, stock appreciation right, restricted stock, restricted stock unit, performance award, dividend equivalent or other stock-based award granted under the plan.

       (c)   “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any award granted under the plan.

       (d)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

       (e)   “Committee” shall mean a committee of the board of directors of the Company designated by such board to administer the plan, which shall consist of members appointed from time to time by the board of directors and shall be comprised of not fewer than such number of directors as shall be required to permit grants and awards made under the plan to satisfy the requirements of Rule 16b-3. Each member of the committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered such that certain awards shall be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

       (f)   “Company” shall mean DELUXE CORPORATION, a Minnesota corporation, and any successor corporation.

       (g)   “Dividend Equivalent” shall mean any right granted under Section 6(e) of the plan.

       (h)   “Eligible Person” shall mean a non-employee director and any employee (as determined by the committee) providing services to the Company or any affiliate who the committee determines to be an eligible person.

       (i)   “Fair Market Value” shall mean, with respect to any property (including, without limitation, any shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the committee.

       (j)   “Incentive Stock Option” shall mean an option granted under Section 6(a) of the plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

       (k)   “Non-Employee Director” shall have the meaning provided in Section 7(a) of the plan.

       (l)   “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the plan that is not intended to be an incentive stock option.

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       (m)   “Option”shall mean an incentive stock option or a non-qualified stock option and shall be deemed to include any reload option issued under the plan.

       (n)   “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the plan.

       (o)   “Participant” shall mean an eligible person designated to be granted an award under the plan.

       (p)   “Performance Award” shall mean any right granted under Section 6(d) of the plan.

       (q)   “Person” shall mean any individual, corporation, partnership, association or trust.

       (r)   “Plan” shall mean this stock incentive plan, as amended from time to time.

       (s)   “Reload Option” means an option issued under Section 6(a) to purchase a number of shares equal to the number of shares delivered by an option holder (or such lesser number as the committee may determine) in payment of all or any portion of the exercise price of an option previously granted under this plan to such holder, provided that the option term of such option shall not end later than the option term of the option so exercised.

       (t)   “Reload Option Feature” means provisions in an option granted under this plan that permit the holder of the option to receive a reload option upon the exercise of the option through the delivery of shares in payment of all or any portion of the exercise price. A reload option feature may be included in any reload option issued under the plan.

       (u)   “Restricted Stock” shall mean any share granted under Section 6(c) of the plan.

       (v)   “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the plan evidencing the right to receive a share (or a cash payment equal to the fair market value of a share) at some future date.

       (w)   “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

       (x)   “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

       (y)   “Shares” shall mean shares of common stock, $1.00 par value, of the Company or such other securities or property as may become subject to awards pursuant to an adjustment made under Section 4(c) of the plan.

       (z)   “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the plan.

Section 3.   Administration.

       (a)   Power and Authority of the Committee. The plan shall be administered by the committee. Except as provided in Section 7 and subject to the express provisions of the plan and to applicable law, the committee shall have full power and authority to: (i) designate participants; (ii) determine the type or types of awards to be granted to each participant under the plan; (iii) determine the number of shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each award; (iv) determine the terms and conditions of any award or award agreement; (v) amend the terms and conditions of any award or award agreement and accelerate the exercisability of options or the lapse of restrictions relating to restricted stock or other awards; (vi) determine whether, to what extent and under what circumstances awards may be exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares, other securities, other awards, other property and other amounts payable with respect to an award under the plan shall be deferred either automatically or at the election of the holder thereof or the committee; (viii) interpret and administer the plan and any instrument or agreement relating to, or award made under, the plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the plan; and (x) make any other determination and take any other action that the committee deems necessary or desirable for the administration of the plan. Unless otherwise expressly provided in the plan, all designations, determinations, interpretations and other decisions under or with respect to the plan or any award shall be within the sole discretion of the committee, may be made at any time and shall be final, conclusive and binding upon any participant, any holder or beneficiary of any award and any employee of the Company or any affiliate.

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       (b)   Delegation. The committee may delegate its powers and duties under the plan to one or more officers of the company or an affiliate or a committee of such officers, subject to such terms, conditions and limitations as the committee may establish in its sole discretion; provided, however, that the committee shall not delegate its powers and duties under the plan (i) with regard to officers or directors of the Company or any affiliate who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, if the effect of such delegation would make the exemption under Rule 16b-3 unavailable or (ii) in such a manner as would cause the plan not to comply with the requirements of Section 162(m) of the Code.

Section 4.   Shares Available for Awards.

       (a)   Shares Available. Subject to adjustment as provided in Section 4(c), the number of shares available for granting awards under the plan shall be 8,500,000. (The shareholders originally approved the plan with 3,000,000 shares available and, at the 2002 annual meeting, approved an amendment to the plan to increase the shares available by 5,500,000.) Shares to be issued under the plan may be either shares reacquired or authorized but unissued shares. If any shares covered by an award or to which an award relates are not purchased or are forfeited, or if an award otherwise terminates without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the plan with respect to such award, to the extent of any such forfeiture or termination, shall again be available for grants under the plan. Shares delivered in payment of the option exercise price of an option not containing a reload option feature shall again be available for granting awards under the plan (other than incentive stock options) to the extent that the number of shares so delivered are made subject to an option granted pursuant to section 6(a)(v).

       (b)   Accounting for Awards. For purposes of this Section 4, if an award entitles the holder thereof to receive or purchase shares, the number of shares covered by such award or to which such award relates shall be counted on the date of grant of such award against the aggregate number of shares available for grants under the plan.

       (c)   Adjustments. In the event that the committee shall determine that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the shares such that an adjustment is determined by the committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the plan, then the committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of awards, (ii) the number and type of shares (or other securities or other property) subject to outstanding awards and (iii) the purchase or exercise price with respect to any award; provided, however, that the number of shares covered by any award or to which such award relates shall always be a whole number.

       (d)   Awards Limitation under the Plan.

(i) Section 162(m) Limitation for Certain Types of Awards. No eligible person may be granted options, stock appreciation rights or any other award or awards under the plan, the value of which award or awards is based solely on an increase in the value of the shares after the date of grant of such award or awards, for more than 400,000 shares (subject to adjustment as provided in Section 4(c) of the plan) in the aggregate in any calendar year. The foregoing limitation shall not include any shares acquired pursuant to the annual incentive plan.

(ii) Section 162(m) Limitation for Performance Awards. The maximum amount payable pursuant to all performance awards to any participant in the aggregate in any calendar year shall be $5.0 million in value, whether payable in cash, shares or other property. This limitation does not apply to any award subject to the limitation contained in Section 4(d)(i) of the plan and shall not include any shares acquired pursuant to the annual incentive plan.

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(iii) Plan Limitation on Restricted Stock, Restricted Stock Units and Performance Awards. No more than 3,500,000 shares, subject to adjustment as provided in Section 4(c) of the plan, shall be available under the plan for issuance pursuant to grants of restricted stock, restricted stock units and performance awards; provided, however, that if any awards of restricted stock units or performance awards terminate or are forfeited or cancelled without delivery of any shares or if shares of restricted stock are forfeited, whether or not dividends have been paid on such shares, then the shares subject to such termination, forfeiture or cancellation shall again be available for grants of restricted stock, restricted stock units and performance awards for purposes of this limitation on grants of such awards.

Section 5.   Eligibility.

        Any eligible person, including any eligible person who is an officer or director of the Company or any affiliate, shall be eligible to be designated a participant. In determining which eligible persons shall receive an award and the terms of any award, the committee may take into account the nature of the services rendered by the respective eligible persons, their present and potential contributions to the success of the Company, and such other factors as the committee, in its discretion shall deem relevant. Notwithstanding the foregoing, incentive stock options may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an incentive stock option shall not be granted to an employee of an affiliate unless such affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.   Awards.

       (a)   Options. The committee is hereby authorized to grant options to participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the plan as the committee shall determine:

(i) Exercise Price. The purchase price per share purchasable under an option shall be determined by the committee; provided, however, that such purchase price shall not be less than 100 percent of the fair market value of a share on the date of grant of such option and provided further, that in no event shall options previously granted under this Plan be re-priced by reducing the exercise price thereof, nor shall options previously granted under this Plan be cancelled and replaced by a subsequent re-grant under this Plan of options having an exercise price lower than the options so cancelled.

(ii) Option Term. The term of each option shall be fixed by the committee but shall not be longer than 10 years from the date of grant.

(iii) Time and Method of Exercise. The committee shall determine the time or times at which an option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, shares, promissory notes, other securities, other awards or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Reload Option Feature. The committee may determine, in its discretion, whether to grant an option containing a reload option feature and whether any reload option issued upon the exercise of an option containing a reload option feature may itself contain a reload option feature.

(v) Issuance of Options to Replace Shares. The committee may determine, in its discretion, whether to grant to a participant who exercises by delivery of shares in payment of all or any portion of the exercise price an option, previously or hereafter granted under the plan, that does not contain a reload option feature, an option to acquire the number of shares so delivered (or such lesser number as the committee may determine), provided that the option term of such option shall not end later than the option term of the option so exercised.

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       (b)   Stock Appreciation Rights. The committee is hereby authorized to grant stock appreciation rights to participants subject to the terms of the plan and any applicable award agreement. A stock appreciation right granted under the plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the fair market value of one share on the date of exercise (or, if the committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the stock appreciation right as specified by the committee, which price shall not be less than 100 percent of the fair market value of one share on the date of grant of the stock appreciation right. Subject to the terms of the plan and any applicable award agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any stock appreciation right shall be as determined by the committee. The committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

       (c)   Restricted Stock and Restricted Stock Units. The committee is hereby authorized to grant awards of restricted stock and restricted stock units to participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the plan as the committee shall determine:

(i) Restrictions. Shares of restricted stock and restricted stock units shall be subject to such restrictions as the committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto or with respect to a restricted stock unit), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the committee may deem appropriate.

(ii) Stock Certificates. Any restricted stock granted under the plan may be evidenced by issuance of a stock certificate or certificates or by the creation of a book entry at the Company’s transfer agent. Any such certificate or certificates shall be held by the Company. Such certificate or certificates or book entry shall be registered in the name of the participant and any such certificate or certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock. A similar notation shall be made in the records of the transfer agent with respect to any shares evidenced by a book entry. In the case of restricted stock units, no shares shall be issued at the time such awards are granted.

(iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the committee or provided in a plan governed by this Plan, upon termination of employment (as determined under criteria established by the committee) or, in the case of a director, service as a director during the applicable restriction period, all shares of restricted stock and all restricted stock units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or restricted stock units. Any share representing restricted stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive shares, such shares shall be issued and delivered to the holders of the restricted stock units, subject to the provisions of the plan and any applicable award agreement.

       (d)   Performance Awards. The committee is hereby authorized to grant performance awards to participants which may be “qualified performance-based compensation” within the meaning of Section 162(m). A performance award granted under the plan may be payable in cash or in shares (including, without limitation, restricted stock and restricted stock units). Performance awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective performance goals, and such performance goals shall be established by the committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Subject to the terms of the plan and any applicable award agreement, the performance goals to be achieved during any

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performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award, and any other terms and conditions of any performance award shall be determined by the committee. Notwithstanding any other provision of the plan to the contrary, the following additional requirements shall apply to all performance awards made to any participant under the plan:

(i) Shareholder Approval of Plan. Any performance award that is intended to be “qualified performance-based compensation” within the meaning of Section 162(m) shall be null and void and have no effect whatsoever unless the plan, as amended, shall have been approved by the shareholders of the Company at the Company’s 2004 annual meeting of shareholders. No performance award shall be granted more than five years after the date of such meeting of shareholders unless the shareholders have re-approved the plan to the extent required by Section 162(m).

(ii) Business Criteria. Unless and until the committee proposes for shareholder approval and the Company’s shareholders approve a change in the general business criteria set forth in this section, the attainment of which may determine the amount and/or vesting with respect to performance awards, the business criteria to be used for purposes of establishing performance goals for such performance awards shall be selected from among the following alternatives, each of which may be based on absolute standards or comparisons versus specified companies or groups of companies and may be applied at individual or various organizational levels (e.g., the Company as a whole or identified business units, segments or the like): sales values, margins, volume, cash flow, stock price, market share, revenue, sales, earnings per share, profits, earnings before interest expense and taxes, earnings before interest expense, interest income and taxes, earnings before interest expense, taxes, and depreciation and/or amortization, earnings before interest expense, interest income, taxes, and depreciation and/or amortization, return on equity or costs, return on invested or average capital employed, economic value, or cumulative total return to shareholders.

(iii) Target Award; Maximum Amount Payable. The target award shall be a dollar amount or a percentage of a participant’s annualized base salary, which may be greater or less than 100%, as determined by the committee with respect to each participant for each performance period. The maximum amount payable pursuant to all performance awards to any participant in the aggregate in any calendar year is specified in Section 4(d)(ii) of the plan.

(iv) Payment of Performance Awards. Performance awards shall be paid no later than six months following the conclusion of the applicable performance period. The committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with a performance award, but may not exercise discretion to increase such amount.

(v) Certain Events. If a participant dies, becomes permanently and totally disabled or otherwise terminates employment with the approval of the committee before the end of a performance period or after the performance period and before a performance award is paid, the committee may, in its discretion, determine that the participant shall be paid a pro rated portion of the award that the participant would have received but for such death, disability or other approved termination of employment.

(vi) Designations. For a performance award, the committee shall, not later than 90 days after the beginning of each performance period, (A) designate all participants for such performance period, (B) establish the objective performance goals for each participant for that performance period on the basis of one or more of the criteria set forth in (ii) above and (C) determine target awards for each participant.

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(vii) Certification. Following the close of each performance period and prior to payment of any amount to a participant with respect to a performance award, the committee shall certify in writing as to the attainment of all goals (including the performance goals for a participant) upon which any payments to a Participant for that performance period are to be based.

       (e)   Dividend Equivalents. The committee is hereby authorized to grant to participants dividend equivalents under which such participants shall be entitled to receive payments (in cash, shares, other securities, other awards or other property as determined in the discretion of the committee) equivalent to the amount of cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the committee. Subject to the terms of the plan and any applicable award agreement, such dividend equivalents may have such terms and conditions as the committee shall determine.

       (f)   Other Stock-based Awards. The committee is hereby authorized to grant to participants such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as are deemed by the committee to be consistent with the purpose of the plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the plan and any applicable award agreement, the committee shall determine the terms and conditions of such awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, shares, promissory notes, other securities, other awards or other property or any combination thereof), as the committee shall determine, the value of which consideration, as established by the committee, shall not be less than 100 percent of the fair market value of such shares or other securities as of the date such purchase right is granted.

       (g)   General

(i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the committee, be granted either alone or in addition to, in tandem with, or in substitution for any other award or any award granted under any plan of the Company or any affiliate other than the plan. Awards granted in addition to or in tandem with other awards or in addition to or in tandem with awards granted under any such other plan of the Company or any affiliate, may be granted either at the same time as or at a different time from the grant of such other award or awards.

(iii) Forms of Payments Under Awards. Subject to the terms of the plan and of any applicable award agreement, payments or transfers to be made by the Company or an affiliate upon the grant, exercise or payment of an award may be made in such form or forms as the committee shall determine (including, without limitation, cash, shares, promissory notes, other securities, other awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

(iv) Limits on Transfer of Awards. No award and no right under any such award shall be transferable by a participant otherwise than by will or by the laws of descent and distribution; provided, however, that if so determined by the committee, a participant may, in the manner established by the committee, (x) designate a beneficiary or beneficiaries to exercise the rights of the participant and receive any property distributable with respect to any award upon the death of the participant, or (y) transfer an award (other than an incentive stock option) to any member of such participant’s “immediate family” (as such term is defined in Rule 16a-1(e) promulgated by the Securities and Exchange

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Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation) or to a trust whose beneficiaries are members of such participant’s “immediate family.” Each award or right under any award shall be exercisable during the participant’s lifetime only by the participant, or by a member of such participant’s immediate family or a trust for members of such immediate family pursuant to a transfer as described above, or if permissible under applicable law, by the participant’s guardian or legal representative. No award or right under any such award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate.

(v) Term of Awards. The term of each award shall be for such period, not longer than 10 years from the date of grant, as may be determined by the committee.

(vi) Restrictions; Securities Exchange Listing. All certificates for shares or other securities delivered under the plan pursuant to any award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the committee may deem advisable under the plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any shares or other securities covered by an award unless and until such shares or other securities have been admitted for trading on such securities exchange.

(vii) Attestation. Where the plan or any applicable award agreement provides for or permits delivery of shares by a participant in payment with respect to any award or grant under this plan or for taxes, such payment may be made constructively through attestation in the discretion of and in accordance with rules established by the committee.

Section 7.   Awards to Non-Employee Directors.

       (a)   Eligibility; One-Time Award. In addition to other awards that may be granted to non-employee directors pursuant to Section 6 of the plan, each member of the board of directors who is not an employee of the Company or of any affiliate of the Company (a non-employee director) who is elected to the board subsequent to December 31, 2000 shall, upon the date of his or her initial election to the board, receive an award of 1,000 shares of restricted stock. These shares shall vest in three equal installments, on the dates of the annual shareholder meeting in each of the three succeeding years, if such director remains in office immediately following such meeting. In the event that in accordance with the Company’s policy with respect to mandatory retirement of directors, any director is not nominated for election to serve as a director of the Company, all restricted stock so awarded shall immediately vest in full upon such director’s retirement from the board. If a director ceases to be a director prior to the date on which the award is fully vested for any reason other than mandatory retirement, any unvested portion of the award shall terminate and be irrevocably forfeited. Such awards shall be subject to Sections 6(c), 9 and 10 of this plan. The authority of the committee under this Section 7(a) shall be limited to ministerial and non-discretionary matters.

       (b)   Annual Stock Option Grants. Each non-employee director also shall be eligible to receive non-qualified stock options under the terms of Section 6(a) of the plan; provided, however, that no such director shall be eligible to receive more than 5,000 options (exclusive of reload options) in any calendar year, and that all such options shall be subject in all material respects to the same terms, conditions, and restrictions attached to options then being granted to executive officers of the Company.

       (c)   Stock Compensation. Each non-employee director shall be eligible to receive or elect to receive his or her fees for service on the Company’s board of directors and the committees thereof in shares or restricted stock units and to defer the receipt of such units, all as described in the Deluxe Corporation Non-Employee Director Stock and Deferral Plan attached hereto as Annex I and hereby made a part hereof.

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Section 8.   Amendment And Termination; Adjustments.

        Except to the extent prohibited by applicable law and unless otherwise expressly provided in an award agreement or in the plan:

       (a)   Amendments to the Plan. The board of directors of the Company may amend, alter, suspend, discontinue or terminate the plan; provided, however, that, notwithstanding any other provision of the plan or any award agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

(i) would amend section 4(a), 4(d) or 6(a)(i) of the plan;

(ii) absent such approval, would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc., that are applicable to the Company; or

(iii) absent such approval, would cause the Company to be unable, under the Code, to grant incentive stock options under the plan.

        The board of directors shall be entitled to delegate to the committee the power to amend such terms of the plan and for such purposes as the board of directors shall from time to time determine.

       (b)   Waivers. The committee may waive any conditions of or rights of the Company under any outstanding award, prospectively or retroactively.

       (c)   Limitations on Amendments. Neither the committee nor the Company may amend, alter, suspend, discontinue or terminate any outstanding award, prospectively or retroactively, without the consent of the participant or holder or beneficiary thereof, except as otherwise provided herein or in the award agreement.

       (d)   Correction of Defects, Omissions and Inconsistencies. The committee may correct any defect, supply any omission or reconcile any inconsistency in the plan or any award in the manner and to the extent it shall deem desirable to carry the plan into effect.

Section 9.   Income Tax Withholding.

        In order to comply with all applicable federal or state income tax laws or regulations, the committee may establish such policy or policies as it deems appropriate with respect to such laws and regulations, including without limitation the establishment of policies to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a participant, are withheld or collected from such participant. In order to assist a participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an award, the committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the payment or transfer otherwise to be made upon exercise or receipt of (or the lapse of restrictions relating to) such award with a fair market value equal to the amount of such taxes or (ii) delivering to the Company shares or other property other than shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such award with a fair market value equal to the amount of such taxes. The election, if any, must be on or before the date that the amount of tax to be withheld is determined.

Section 10.   General Provisions.

       (a)   No Rights to Awards. No eligible person, participant or other person shall have any claim to be granted any award under the plan, and there is no obligation for uniformity of treatment of eligible persons, participants or holders or beneficiaries of awards under the plan. The terms and conditions of awards need not be the same with respect to any participant or with respect to different participants.

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       (b)   Award Agreements. No participant will have rights under an award granted to such participant unless and until an award agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the participant.

       (c)   No Limit on Other Compensation Arrangements. Nothing contained in the plan shall prevent the Company or any affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

       (d)   No Right to Employment. The grant of an award shall not be construed as giving a participant the right to be retained in the employ of the Company or any affiliate, nor will it affect in any way the right of the Company or the affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an affiliate may at any time dismiss a participant from employment free from any liability or any claim under the plan, unless otherwise expressly provided in the plan or in any award agreement.

       (e)   Governing Law. The validity, construction and effect of the plan or any award, and any rules and regulations relating to the plan or any award, shall be determined in accordance with the laws of the State of Minnesota.

       (f)   Severability. If any provision of the plan or any award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the plan or any award under any law deemed applicable by the committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the committee, materially altering the purpose or intent of the plan or the award, such provision shall be stricken as to the plan or such jurisdiction or award, and the remainder of the plan or any such award shall remain in full force and effect.

       (g)   No Trust or Fund Created. Neither the plan nor any award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate and a participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to an award, such right shall be no greater than the right of any unsecured general creditor of the Company or any affiliate.

       (h)   No Fractional Shares. No fractional shares shall be issued or delivered pursuant to the plan or any award, and the committee shall determine whether cash shall be paid in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

       (i)   Headings. Headings are given to the sections and subsections of the plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the plan or any provision thereof.

       (j)   Other Benefits. No compensation or benefit awarded to or realized by any participant under the plan shall be included for the purpose of computing such participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

Section 11.   Effective Date of The Plan.

        The plan shall be effective as of January 1, 2001, subject to approval by the shareholders of the Company.

Section 12.   Term of The Plan.

        Unless the plan shall have been discontinued or terminated as provided in Section 8(a), the plan shall terminate on December 31, 2008. No award shall be granted after the termination of the plan. However, unless otherwise expressly provided in the plan or in an applicable award agreement, any award theretofore granted may extend beyond the termination of the plan, and the authority of the committee provided for hereunder with respect to the plan and any awards, and the authority of the board of directors of the Company to amend the plan, shall extend beyond the termination of the plan.

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ANNEX I

DELUXE CORPORATION
NON-EMPLOYEE DIRECTOR STOCK AND DEFERRAL PLAN
(“PLAN”)

    1.        Purpose of the Plan. The purpose of the Deluxe Corporation Non-Employee Director Stock and Deferral Plan (the “Plan”) is to provide an opportunity for non-employee members of the Board of Directors (the “Board”) of Deluxe Corporation (“Deluxe” or the “Company”) to increase their ownership of Deluxe Common Stock, $1.00 par value (“Common Stock”), and thereby align their interest in the long-term success of the Company with that of the other shareholders. This will be accomplished by allowing each participating director to elect voluntarily to receive all or a portion of his or her Retainer (as hereinafter defined) in the form of shares of Common Stock and to allow each of them to defer the receipt of such shares until a later date pursuant to elections made by him or her under this Plan.

    2.        Eligibility. Directors of the Company who are not also officers or other employees of the Company or its subsidiaries are eligible to participate in this Plan (“Eligible Directors”).

    3.        Administration. This Plan will be administered by or under the direction of the Secretary of the Company (the “Administrator”). Since the issuance of shares of Common Stock pursuant to this Plan is based on elections made by Eligible Directors, the Administrator’s duties under this Plan will be limited to matters of interpretation and administrative oversight. All questions of interpretation of this Plan will be determined by the Administrator, and each determination, interpretation or other action that the Administrator makes or takes pursuant to the provisions of this Plan will be conclusive and binding for all purposes and on all persons. The Administrator will not be liable for any action or determination made in good faith with respect to this Plan.

    4.        Election to Receive Stock and Stock Issuance.

    4.1.    Election to Receive Stock in Lieu of Cash. On forms provided by the Company and approved by the Administrator, each Eligible Director may irrevocably elect (“Stock Election”) to receive, in lieu of cash, shares of Common Stock having a Fair Market Value, as defined in Section 4.6, equal to 50% or more of the annual cash retainer and all meeting fees (including all committee retainers and meeting fees, the “Retainer”) payable to that director for services rendered as a director. From and after January 1, 2001, all Eligible Directors will be deemed to have made such a Stock Election to receive shares of Common Stock with respect to no less than 50% of such Retainer and shall be deemed to be a participating director under this Plan (“Participating Director”) to at least such extent. Except as provided in the preceding sentence, to be effective, any Stock Election must be filed with the Company (the date of such filing being the date of such election) no later than May 31 of each year (or by such other date as the Administrator shall determine) and shall apply only with respect to services as a director provided for the period of July 1 of that year through June 30 of the year following (“Fiscal Year”); provided, however, that an Eligible Director whose initial election to the Board of Directors occurs after May 31, shall have 30 days following such election to make a Stock Election, which shall apply only with respect to services as a director provided following the filing of such Stock Election with the Company during the then current or the ensuing Fiscal Year, as specified in the Stock Election. Following the implementation of the Plan upon the expiration of the existing Deluxe Corporation Non-Employee Director Stock and Deferral Plan, effective as of October 31, 1997, Eligible Directors shall continue to be bound by the Stock Elections previously made by them for the Fiscal Year ending June 30, 2001 with respect to their services as a director during the period from January 1, 2001 through June 30, 2001. In the event that an Eligible Director shall fail to file with the Company the required form for making a Stock Election, such director shall be deemed to have made the same Stock Election that such director made with respect to the then current Fiscal Year, or in the absence of having made such Stock Election, to have elected to receive 50% of his or her Retainer in cash and 50% in Common Stock, and such election will be deemed to have been made on (i) May 31 in any year with respect to the ensuing Fiscal Year as aforesaid and (ii) the thirtieth day following initial election to the Board of new directors with respect to the current Fiscal Year only unless such date is within the period of May 31 through June 30 of that Fiscal Year, in which event the election shall be deemed made for both the current and next following Fiscal Years. Any Stock Election made in accordance with the provisions of this Section 4.1 shall be irrevocable for the period to which such election applies.

D-11

    4.2.    Issuance of Stock in Lieu of Cash. Shares of Deluxe Common Stock having a Fair Market Value equal to the amount of the Retainer so elected shall (i) be issued to each Participating Director or (ii) at the Participating Director’s election pursuant to Section 4.3, be credited to such director’s account (a “Deferred Stock Account”), on March 15, June 15, September 15 and December 15 for the calendar quarter ending on the last day of each such month (each such payment date, a “Payment Date”). The Company shall not issue fractional shares. Whenever, under the terms of this Plan, a fractional share would be required to be issued, the Company will round the number of shares (up or down) to the nearest integer. In the event that a Participating Director elects to receive less than 100% of each quarterly installment of the Retainer in shares of Common Stock (or Stock Units as defined and provided in Section 4.4), that Participating Director shall receive the balance of the quarterly installment in cash.

    4.3.    Manner of Making Deferral Election. A Participating Director may elect to defer payment of the Retainer otherwise payable in shares of Common Stock pursuant to this Plan by filing (the date of such filing being the date of such election), no later than May 31 of each year (or by such other date as the Administrator shall determine) with respect to payments in the ensuing Fiscal Year, an irrevocable election with the Administrator on a form (the “Deferral Election Form”) provided by the Administrator for that purpose (“Deferral Election”). Any portion of the Retainer to be paid in cash may not be deferred pursuant to the Plan. The special Stock Election rules set forth in Section 4.1 with respect to new directors and continuing elections under the Plan during 2001 shall also apply to the corresponding Deferral Elections. Failure timely to file a Deferral Election shall conclusively be deemed to mean that no election to defer has been made for the applicable period. The Deferral Election shall be effective for the Retainer payable (i) during the ensuing Fiscal Year with respect to elections made on or before May 31 of each year as aforesaid and (ii) for the portion of the Fiscal Year after the date the Deferral Election is made or the ensuing Fiscal Year as specified in the Deferral Election with respect to Deferral Elections made by new directors. Any Deferral Election made in accordance with the provisions of this Section shall be irrevocable for the period to which such election applies. The Deferral Election form shall specify the amount to be deferred expressed as a percentage of the Participating Director’s Retainer.

    4.4.    Credits to Deferred Stock Account for Elective Deferrals. On each Payment Date, a Participating Director who has made a then effective Deferral Election shall receive a credit in the form of restricted stock units (“Stock Units”) to his or her Deferred Stock Account. Each Stock Unit shall represent the right to receive one share of Common Stock. The number of Stock Units credited to a Participating Director’s Deferred Stock Account shall be determined by dividing an amount equal to the Participating Director’s Retainer payable on the Payment Date for the current calendar quarter and specified for deferral pursuant to Section 4.3, by the Fair Market Value of a share of Common Stock on such Payment Date. If that computation would result in a fractional Stock Unit being credited to a Participating Director’s Deferred Stock Account, the Company will round the number of Stock Units so credited (up or down) to the nearest integer.

    4.5.    Dividend Equivalent Payments. Each time a dividend is paid on the Common Stock, the Participating Director who has a Deferred Stock Account shall receive a dividend equivalent payment on the dividend payment date equal to the amount of the dividend payable on a single share of Common Stock multiplied by the number of Stock Units credited to the Participating Director’s Deferred Stock Account on the dividend record date.

    4.6.    Fair Market Value. The Fair Market Value of each share of Common Stock shall be equal to the closing price of one share of Common Stock on the New York Stock Exchange (“NYSE”) on the relevant date as reported by the Wall Street Journal, Midwest Edition; provided that if, on such date, the NYSE is not open for business or there are no shares of Common Stock traded on such date, the Fair Market Value of a share of Common Stock shall be equal to the closing price of one share of Common Stock on the first day preceding such date on which the NYSE is open for business and has reported trades in the Common Stock.

    4.7.    Termination of Service as a Director. If a Participating Director leaves the Board before the conclusion of any quarter of a Fiscal Year, he or she will be paid the quarterly installment of the Retainer entirely in cash or Common Stock on the applicable Payment Date in accordance with such Participating Director’s then effective Stock Election, notwithstanding that a Deferral Election is on file with the Company. The date of termination of a Participating Director’s service as a director of the Company will be deemed to be the date of termination recorded on the personnel or other records of the Company.

D-12

    5.       Shares Available for Issuance. This Plan constitutes part of the Deluxe Corporation 2000 Stock Incentive Plan, as amended from time to time (the “SIP”), and is subject to the terms and conditions of the SIP. Any shares of Common Stock issued under this Plan shall be issued pursuant to the terms and conditions of the SIP, and any such shares so issued shall be subject to the limits set forth in the SIP, including, without limiting the generality of the foregoing, the limits contained in Section 4(a) of the SIP.

    6.       Deferral Payment.

    6.1.    Deferral Payment Election. At the time of making the Deferral Election and as a part thereof, each Participating Director shall make and file with the Company, a deferral payment election on the Deferral Election Form specifying one of the payment options described in Section 6.2. If a Participating Director fails to make a deferral payment election at the time any Deferral Election is made in accordance with this Plan, the Participating Director shall conclusively be deemed to have elected to receive the Common Stock represented by the Stock Units earned during the period covered by the Deferral Election in a lump sum payment at the time of the Participating Director’s termination of service on the Board as provided in Section 6.2. The deferral payment election shall be irrevocable as to all amounts credited to the Participating Director’s Deferred Stock Account during the period covered by the relevant Deferral Election.

    6.2.    Payment of Deferred Stock Accounts in a Lump Sum. Stock Units credited to a Participating Director’s Deferred Stock Account shall be converted to an equal number of shares of Common Stock and issued in full to the Participating Director on the earlier of the tenth anniversary of February 1 of the year following the Participating Director’s termination of service on the Board (or the first business day thereafter) or such other date as elected by the Participating Director by making a deferral payment election in accordance with the provisions of Section 6.1. All payments shall be made in whole shares of Common Stock (rounded as necessary to the nearest integer). Notwithstanding the foregoing, in the event of a Change of Control (as defined in Section 12), Stock Units credited to a Participating Director’s Deferred Stock Account as of the business day immediately prior to the effective date of the transaction constituting the Change of Control shall be converted to an equal number of shares of Common Stock (rounded as necessary to the nearest integer) and issued in full to the Participating Director in whole shares of Common Stock on such date.

    6.3.    Payment to Estate. In the event that a Participating Director shall die before full distribution of his or her Deferred Stock Account, any shares that issue therefrom shall be issued to such Director’s estate or beneficiaries, as the case may be.

    7.       Holding Period. All shares of Common Stock issued under this Plan, including shares that are issued as a result of distributions of a Participating Director’s Deferred Stock Account, shall be held by the Participating Director receiving such shares for a minimum period of six months from the date of issuance or such longer period as may be required for compliance with Rule 16b-3, as amended or any successor rule (“Rule 16b-3”), promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Administrator may, in his or her discretion, require that shares of Common Stock issued pursuant to this Plan contain a suitable legend restricting trading in such shares during such holding period

    8.       Limitation on Rights of Eligible and Participating Directors.

    8.1.    Service as a Director. Nothing in this Plan will interfere with or limit in any way the right of the Company’s Board or its shareholders not to nominate for re-election, elect or remove an Eligible or Participating Director from the Board. Neither this Plan nor any action taken pursuant to it will constitute or be evidence of any agreement or understanding, express or implied, that the Company or its Board or shareholders have retained or will retain an Eligible or Participating Director for any period of time or at any particular rate of compensation.

    8.2.    Nonexclusivity of the Plan. Nothing contained in this Plan is intended to affect, modify or rescind any of the Company’s existing compensation plans or programs or to create any limitations on the power of the Company’s officers or Board to modify or adopt compensation arrangements as they or it may from time to time deem necessary or desirable.

D-13

    9.        Plan Amendment, Modification and Termination. The Board may suspend or terminate this Plan at any time. The Board may amend this Plan from time to time in such respects as the Board may deem advisable in order that this Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the Company’s best interests; provided, however, that no amendments to this Plan will be effective without approval of the Company’s shareholders, if shareholder approval of the amendment is then required to exempt issuance or crediting of shares of Common Stock or Stock Units from Section 16 of the Exchange Act under Rule 16b-3, or pursuant to the rules of the New York Stock Exchange.

    10.        Effective Date and Duration of the Plan. This Plan shall become effective on January 1, 2001and shall continue, unless terminated by action of the Board, until the expiration or termination of the SIP, provided that the expiration or termination of this Plan shall not affect any rights of Participating Directors with respect to their Deferral Accounts which shall continue to be governed by the provisions of this Plan until the final distribution of all Deferral Accounts established under this Plan.

    11.        Participants are General Creditors of the Company. The Participating Directors and beneficiaries thereof shall be general, unsecured creditors of the Company with respect to any payments to be made pursuant to this Plan and shall not have any preferred interest by way of trust, escrow, lien or otherwise in any specific assets of the Company. If the Company shall, in fact, elect to set aside monies or other assets to meet its obligations hereunder (there being no obligation to do so), whether in a grantor’s trust or otherwise, the same shall, nevertheless, be regarded as a part of the general assets of the Company subject to the claims of its general creditors, and neither any Participating Director nor any beneficiary thereof shall have a legal, beneficial or security interest therein.

    12.        Change of Control. A “Change of Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  A.    Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

                  B.    During the period from the effective date of this Plan until final distribution to all Participating Directors of their Deferred Stock Accounts, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has acquired securities of the Company or entered into an agreement with the Company to effect a transaction constituting a Change of Control as described in paragraphs (A), (C) or (D) of this Section 12) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                  C.    The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 51% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 40% of the combined voting power of the Company’s then outstanding securities; or

                  D.    The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

D-14

E. For the purposes of this Section 12, the following terms shall have definitions ascribed herein to them:
(i) “Person” shall have the meaning defined in Sections 3(a)(9) and 13(d) of the Securities Exchange.

(ii) “Beneficial Owner” shall have the meaning defined in Rule 13d-3 promulgated under the Exchange Act.

(iii) “Affiliate” shall mean a company controlled directly or indirectly by the Company, where “control” shall mean the right, either directly or indirectly, to elect a majority of the directors thereof without the consent or acquiescence of any third party.

    13.       Miscellaneous.

    13.1    Securities Law and Other Restrictions. Notwithstanding any other provision of this Plan or any Stock Election or Deferral Election delivered pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan and a Participating Director may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body that the Administrator, in his or her sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company, in order to comply with such securities law or other restriction.

    13.2.    Governing Law. The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

D-15

ANNUAL MEETING OF SHAREHOLDERS

Shareholders are invited to attend Deluxe's annual meeting of shareholders. It will be held Tuesday, May 4, 2004, at Deluxe's headquarters -- 3680 North
Victoria St., Shoreview, Minnesota, 55126, at 2:00 p.m.

TOLL-FREE SHAREHOLDER INFORMATION LINE

You may dial the toll-free number 888-359-6397 (888-DLX-NEWS) to listen to the latest quarterly financial results, dividend news and other information about
Deluxe.

Information about Deluxe also can be found in the Investor Relations section of our website: http://www.deluxe.com.

DIVIDEND DIRECT DEPOSIT

Deluxe Corporation directly deposits dividends into the accounts of its employee shareholders. This service also is available to shareholders who are not employees. It allows shareholders to have their dividends automatically deposited into an account at the financial institution they designate. Direct deposit provides convenient, fast access to dividend payments.

For additional information about dividend deposit or to change the account to which your dividend is currently being deposited, please contact Wells Fargo
Bank, N.A. by telephone at 800-468-9716 (toll-free) or by e-mail at
www.wellsfargo.com/com/shareowner_services.

[GRAPHIC OMITTED]   Deluxe Corporation
                    3680 Victoria St. N.
                    Shoreview, MN 55126-2966
                    P.O. Box 64235
                    St. Paul, MN 55164-0235                                PROXY
--------------------------------------------------------------------------------
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned appoints Lawrence J. Mosner, Ronald E. Eilers and Anthony C.
Scarfone as proxies, each with the power to act alone and to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the other side of this proxy card, all shares of common stock of Deluxe
Corporation held of record by the undersigned on March 8, 2004, at the annual meeting of shareholders to be held on May 4, 2004, and at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DESIGNATED ON THE OTHER
SIDE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE
NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE OTHER SIDE, FOR EACH OF THE
PROPOSALS 2 THROUGH 4, AND AGAINST PROPOSAL 5. ALSO, BY SIGNING THIS PROXY, YOU
AUTHORIZE THE ABOVE NAMED PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. DELUXE ANTICIPATES THAT NO
OTHER BUSINESS WILL BE CONDUCTED AT THE MEETING. THE UNDERSIGNED HEREBY
ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT FOR THE ANNUAL MEETING OF
SHAREHOLDERS.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                              -----------------
                                                              | COMPANY #      |
                                                              |                |
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THERE ARE THREE WAYS TO VOTE.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE PROXIES TO VOTE YOUR SHARES IN
THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE. IT'S TOLL-FREE. IT'S QUICK, EASY, AND IMMEDIATE.  800-560-1965

o  Use any touch-tone telephone to grant your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 3, 2004.
o  Please have your proxy card and the last four digits of your Social Security
   Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET. IT'S QUICK, EASY, AND IMMEDIATE. HTTP://WWW.EPROXY.COM/DLX/

o  Use the internet to grant your proxy 24 hours a day, 7 days a week, until
   12:00 p.m. (CT) on May 3, 2004.
o  Please have your proxy card and the last four digits of your Social Security
   Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope that we provided, or return it to Deluxe Corporation, c/o Shareowner Services-,
P.O. Box 64873, St. Paul, MN 55164-0873.

 IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

                               PLEASE DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1-4.

1. Election of  01 Ronald E. Eilers         04 Cheryl Mayberry McKissack  07 Mary Ann O'Dwyer   [ ] Vote FOR      [ ] Vote WITHHELD
   directors    02 Charles A. Haggerty      05 Lawrence J. Mosner         08 Martyn R. Redgrave     all nominees      from all
                03 William A. Hawkins, III  06 Stephen P. Nachtsheim      09 Robert C. Salipante    (except as         nominees
                                                                                                    indicated
                                                                                                    in the box
                                                                                                    below)

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEES, WRITE THE NUMBER(S)
OF THE NOMINEE(S) IN THE BOX TO THE RIGHT.                                    --------------------------------------------
                                                                              |                                           |
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2.   Ratification of the selection of PricewaterhouseCoopers LLP as          [ ]  For   [ ]  Against   [ ]  Abstain
     independent auditors.

3.   Approve the Deluxe Corporation 2004 Annual Incentive Plan.              [ ]  For   [ ]  Against   [ ]  Abstain

4.   Approve amendments to the Deluxe Corporation Stock Incentive Plan.      [ ]  For   [ ]  Against   [ ]  Abstain

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 5.

5.   Shareholder Proposal -- Executive Compensation                          [ ]  For   [ ]  Against   [ ]  Abstain

Address Change? Mark Box   [ ]   Indicate changes below:                      Date___________________________________ 2004

                                                                              --------------------------------------------
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                                                                              Signature(s) in Box

                                                                              Please sign exactly as name appears at the left.
                                                                              When shares are held by joint tenants, either or
                                                                              both may sign. When signing as attorney, executor,
                                                                              administrator, trustee or guardian, please give
                                                                              full title as such. If the shareholder is a
                                                                              corporation, please sign in full corporate name by
                                                                              president or other authorized officer. If the
                                                                              shareholder is a partnership, please sign in
                                                                              partnership name by authorized person.